UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT

COMPANIES

Investment Company Act file number: 811-23222

HARTFORD FUNDS EXCHANGE-TRADED TRUST

(Exact name of registrant as specified in charter)

690 Lee Road, Wayne, Pennsylvania 19087

(Address of Principal Executive Offices) (Zip Code)

Thomas R. Phillips, Esquire

Hartford Funds Management Company, LLC

690 Lee Road

Wayne, Pennsylvania 19087

(Name and Address of Agent for Service)

Copy to:

John V. O’Hanlon, Esquire

Dechert LLP

One International Place, 40th Floor

100 Oliver Street

Boston, Massachusetts 02110-2605

Registrant’s telephone number, including area code: (610) 386-4068

Date of fiscal year end: October 31

Date of reporting period: October 31, 2023

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

(a)

Hartford Quality Value ETF
Annual Report
October 31, 2023

A MESSAGE FROM THE PRESIDENT
Dear Shareholders
Thank you for investing in Hartford Exchange-Traded Funds. The following is the Hartford Quality Value ETF’s Annual Report covering the period from November 1, 2022 through October 31, 2023.
Market Review
During the 12 months ended October 31, 2023, U.S. stocks, as measured by the S&P 500 Index,1 gained 10.14%. While the results were positive for the period, it was nonetheless a turbulent ride for investors as brief surges of optimism were repeatedly challenged by episodes of extreme volatility and uncertainty over the direction of inflation, interest rates, economic growth, and Federal Reserve (Fed) policy—as well as a brief but troubling banking crisis and a late-period rise in U.S. Treasury yields.
At the start of the annual period, most major equity indices were rising in response to a succession of Consumer Price Index (CPI)2 reports showing that inflation, after peaking at 9.1% in June 2022, had tapered off to well below 6% by March 2023. The improved inflation outlook prompted the Federal Open Market Committee of the US Federal Reserve (the "Fed") to reduce the size of its rate hikes from three-quarters of a percent to a half-percent in December 2022, followed by two consecutive quarter-percent hikes.
Nonetheless, most of Fed Chair Jerome Powell’s public statements provided a consistent message that interest rates would still need to stay “higher for longer” until inflation had been sufficiently vanquished—which for the Fed means a target inflation rate of 2%. Investor sentiment remained volatile as equities soared in January 2023 but pulled back in February 2023.
A sudden March 2023 banking crisis involving the liquidation of Silicon Valley Bank and Signature Bank also shook market sentiment briefly. Sensing fragility in the financial sector, the Fed used its June 2023 meeting to pause its rate hikes for a month. Fortuitously, the CPI report issued during the same month showed annual inflation had dropped to 3%. At the period’s end, the rate had risen to 3.7%.
In May 2023, an unexpectedly positive forward-guidance report from chipmaker NVIDIA helped kick off a surprise stock market rally, lifting the value of growth-oriented equities, particularly those linked to artificial-intelligence technology. The rally continued through July 2023 before finally cooling off amid a sudden surge in U.S. Treasury yields. As of the end of the period, the yield on the bellwether 10-Year Treasury note had climbed to nearly 5% amid signals from the Fed that resilience in the economy would likely force the Fed to delay interest rate cuts to 2024. Earlier predictions of imminent recession became more muted.
As 2024 approaches, the continuation of strong consumer demand and relatively low unemployment seems likely to create even greater uncertainty surrounding the Fed’s timetable for keeping interest rates elevated. With volatility likely to persist, even into the new year, it’s more important than ever to maintain a strong relationship with your financial professional.
Thank you again for investing in Hartford Exchange-Traded Funds. For the most up-to-date information on our funds, please take advantage of all the resources available at hartfordfunds.com.
James Davey
President
Hartford Funds
[1]	S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks. Indices are unmanaged and not available for direct investment. Past performance does not guarantee future results.
[2]	The Consumer Price Index (CPI) in the United States is defined by the Bureau of Labor Statistics as a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services.

Hartford Quality Value ETF
The views expressed in the Fund’s Manager Discussion contained in the Fund Overview section are views of that Fund’s sub-adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions. The Fund’s Manager Discussion is for informational purposes only and does not represent an offer, recommendation or solicitation to buy, hold or sell any security. The specific securities identified and described, if any, do not represent all of the securities purchased or sold and you should not assume that investments in the securities identified and discussed will be profitable.

Hartford Quality Value ETF
 Fund Overview
 October 31, 2023 (Unaudited)

Inception 10/13/2023 Sub-advised by Wellington Management Company LLP	Investment objective – The Fund seeks long-term capital appreciation.
Comparison of Change in Value of $10,000 Investment (10/31/2013 - 10/31/2023)
The chart above represents the hypothetical growth of a $10,000 investment in the Fund.
Average Annual Total Returns
for the Periods Ended 10/31/2023
	1 Year	5 Years	10 Years
Hartford Quality Value ETF (NAV Return)	-2.60%	7.49%	7.23%
Russell 1000 Value Index	0.13%	6.60%	7.60%
Prior to the close of business on 10/13/23, the Fund operated as an open-end mutual fund (the "Predecessor Fund"). The Fund has the same investment objective, strategies and policies as the Predecessor Fund. The NAV returns prior to the Fund's listing on the exchange include the returns of the Predecessor Fund's share classes and operating expenses as follows: Class F (2/28/17-10/13/23); and Class I (8/31/06-2/27/17). The Market Price performance does not include the Predecessor Fund's NAV performance and instead reflects the Fund's Market Price beginning with the Fund's listing on the exchange. Had the Predecessor Fund been structured as an exchange-traded fund, the performance may have differed.
The Market Price return from listing on exchange to year end (10/16/23 - 10/31/23) was -3.79%.
Information regarding how often shares of the Fund traded on Cboe BZX Exchange, Inc. (“Cboe BZX”) at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund can be found at hartfordfunds.com.
PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed or sold, may be worth more or less than their original cost. The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website hartfordfunds.com.
Total returns for the report period presented in the table may differ from the return in the Financial Highlights. The total return presented in the Financial Highlights section of the report is calculated in the same manner, but also takes into account certain adjustments that are necessary under generally accepted accounting principles.
ETF shares are bought and sold at market price, not net asset value (NAV). Total returns are calculated using the daily 4:00 p.m. Eastern Time NAV. Market price returns reflect the midpoint of the bid/ask spread as of the close of trading on the exchange where Fund shares are listed. Market price returns do not represent the returns an investor would receive if they traded shares at other times. Brokerage commissions apply and will reduce returns.
The index is unmanaged, and its results include reinvested dividends and/or distributions, but do not reflect the effect of sales charges, commissions, expenses or taxes.
You cannot invest directly in an index.
See "Benchmark Glossary" for benchmark descriptions.
The total annual fund operating expense ratio as shown in the Fund’s most recent prospectus was 0.45%. Actual expenses may be higher or lower. Please see the accompanying Financial Highlights for expense ratios for the period ended 10/31/2023.

2

Hartford Quality Value ETF
 Fund Overview – (continued)
 October 31, 2023 (Unaudited)

Portfolio Managers
Matthew G. Baker
Senior Managing Director and Equity Portfolio Manager
Wellington Management Company LLP
Nataliya Kofman
Senior Managing Director and Equity Portfolio Manager
Wellington Management Company LLP
Brian J. Schmeer, CFA
Vice President and Equity Research Analyst
Wellington Management Company LLP

Manager Discussion
How did the Fund perform during the period?
The Class F shares of Hartford Quality Value Fund (the “Predecessor Fund”), the mutual fund that was reorganized into Hartford Quality Value ETF (the “Fund”) as of October 13, 2023, and the Fund’s shares collectively returned -2.60% for the twelve month period ended October 31, 2023, underperforming the Fund’s and the Predecessor Fund’s benchmark, the Russell 1000 Value Index, which returned 0.13% for the same period. For the same period, the Class F shares of the Predecessor Fund, before sales charges, and the shares of the Fund collectively, underperformed the 2.82% average return of the Lipper Large Cap Value Fund peer group, a group of funds with investment strategies similar to those of the Predecessor Fund and the Fund.
Why did the Fund perform this way?
United States (U.S.) Value equities, as measured by the Russell 1000 Value Index, rose slightly over the trailing twelve-month period ending October 31, 2023. Greater optimism that the U.S. Federal Reserve (Fed) would begin to scale back its aggressive pace of interest rate increases, along with increased short covering and hedging, helped to fuel a sharp rebound in stocks in November 2022 before risk sentiment waned in December 2022 amid recession fears, macroeconomic challenges, and downside earnings risks in the coming quarters. U.S. equity markets surged higher in the first quarter of 2023. The sudden collapse of two U.S. regional banks at the end of the quarter prompted swift policy actions by federal regulators, which helped stabilize liquidity and stem the potential for broader contagion. However, the turmoil generated more uncertainty about the U.S. economic outlook, as investors sought to assess the impact of tightening credit conditions and the path of interest rates and inflation. In the second quarter of 2023, a narrow group of mega-cap technology companies rallied as they benefited from investor optimism about their earnings potential and growth prospects and exuberance surrounding the potential uses of generative artificial intelligence (AI). Markedly stronger-than-forecast first-quarter 2023 corporate earnings and improving earnings prospects bolstered market sentiment.
U.S. equities were later pressured by surging Treasury yields amid firming views that the Fed will keep interest rates elevated for a prolonged period. Even as household budgets were strained by tightening credit conditions and lofty prices, markets dialed back the probability of recession as cooling inflation, a solid job market, and resilient consumer spending increased the potential that the U.S. economy could achieve a “soft landing” and avoid a recession.
Seven out of eleven sectors within the Russell 1000 Value Index declined over the period, with the Healthcare (-10%), Real Estate (-8%), and Utilities (-8%) sectors lagging the most. Conversely, the Communication Services (+30%), Information Technology (+8%), and Industrials (+7%) sectors outperformed the broader Russell 1000 Value Index over the period.
Security selection was the main driver of the Predecessor Fund’s and the Fund’s relative underperformance versus the Russell 1000 Value Index over the period, while sector allocation slightly contributed positively to the Predecessor Fund’s and the Fund’s relative performance. Weak stock selection within the Financials, Industrials, and Materials sectors were the top detractors from relative performance. This was partially offset by stronger security selection within the Healthcare, Information Technology, and Consumer Discretionary sectors during the period. Sector allocation, a result of our bottom-up stock selection process, modestly contributed positively to the Predecessor Fund’s and the Fund’s performance during the period, due to the Predecessor Fund’s and Fund’s underweight allocations to the Utilities and Energy sectors.
The largest detractors from the Predecessor Fund’s and the Fund’s performance relative to the Russell 1000 Value Index over the period were not owning Meta Platforms (Communication Services) and overweight positions in FMC (Materials) and Southwest Airlines (Industrials). Shares of Meta Platforms, a U.S.-based social networking operator, rose following strong quarterly results during the period. The company saw an 11% increase in revenue year-over-year driven by a rebound in online advertising after a post-pandemic slump and boosted its stock buyback authorization by $40 billion. Shares of FMC fell after the company reported quarterly results below consensus estimates due to declines in volume and challenges from foreign currencies during the period. Shares of Southwest Airlines fell after the company reported disappointing earnings results during the period. The company struggled with a high number of cancellations during the holiday season, higher jet fuel prices, and increased travel demand.

3

Hartford Quality Value ETF
 Fund Overview – (continued)
 October 31, 2023 (Unaudited)

Top contributors to performance relative to the Russell 1000 Value Index over the period were out-of-benchmark positions in Broadcom (Information Technology), TotalEnergies (Energy), and an overweight position in Alphabet (Communication Services). Shares of Broadcom rose during the period after reporting strong quarterly and fiscal year results due to increasing demand for custom semiconductors enabling computing power for AI applications. The company also signed a multi-billion-dollar deal with Apple to develop components related to 5G radio frequencies, expanding the relationship between the two companies. Shares of TotalEnergies rose after reporting solid earnings results driven by high commodity prices during the period. The company also announced they will invest $300 million in a new joint venture with Adani Green for a renewable Energy project as part of its plan to get to net zero by 2050. Shares of Alphabet recovered during the period on the back of the company’s recent moves in the rapidly expanding AI arena. The company also announced strong earnings results due to revenue growth in Search and Alphabet Cloud as well as stabilizing ad demand and improved cost management.
Derivatives were not used in a significant manner in the Predecessor Fund and the Fund during the period and did not have a material impact on performance during the period.
What is the outlook as of the end of the period?
The divergence between growth and value subsided in the third quarter of 2023. Sectors declined broadly and Mega cap technology-related names pulled back following an AI-driven acceleration in the first half of the year. While the extreme market narrowness has subsided, we continue to see pockets of speculation in areas like pharmaceuticals. From a macro perspective, we believe inconsistent macroeconomic indicators will drive uncertainty around Fed policy in the near term but expect interest rates to remain higher for longer. Persistent labor market tightness and wage growth seem inconsistent with the “soft landing” scenario anticipated earlier this year against the backdrop of volatile Energy prices, which we expect to be inflationary over the long term.
The Fund remains positioned for persistent inflation and decelerating growth by focusing on companies that we believe possess balance sheet strength, sustainable and growing cash flows, and high-quality management teams. The majority of the portfolio is invested in consistent capital compounders that play a more defensive role in the portfolio and may offer downside protection in a recession. Where we are finding what we believe are more attractive opportunities is in cyclical businesses that look compelling on mid-cycle cash flow estimates. We added to existing positions in the Energy and Utilities sectors, as well as new positions within banks, transportation, and the Communication Services sector. We also found what we view as idiosyncratic opportunities within the Fund’s investable universe to start new positions. New positions and adds were partially funded by trimming exposure to the Financial Services sector and capital goods where risk/rewards were no longer compelling. We continue to believe that opportunistically investing in out of favor growth and cyclical names with what we believe are positive risk/reward skews provides upside exposure while maintaining an overweight to more defensive segments (e.g., insurance, Healthcare services, consumer defensive) will insulate the portfolio from valuation-driven corrections.
At the end of the period, the Fund’s largest overweight exposures were to the Communication Services and Information Technology sectors, while the Fund’s largest underweight exposures were to the Industrials and Financials sectors, relative to the Russell 1000 Value Index.
Important Risks
Investing involves risk, including the possible loss of principal. The net asset value (NAV) of the Fund’s shares may fluctuate due to changes in the market value of the Fund’s holdings which may in-turn fluctuate due to market and economic conditions. The Fund’s share price may fluctuate due to changes in the relative supply of and demand for the shares on an exchange. The Fund is actively managed and does not seek to replicate the performance of a specified index. • Different investment styles may go in and out of favor, which may cause the Fund to underperform the broader stock market. • For dividend-paying stocks, dividends are not guaranteed and may decrease without notice. • To the extent the Fund focuses on one or more sectors, the Fund may be subject to increased volatility and risk of loss if adverse developments occur. • Integration of environmental, social, and/or governance (ESG) characteristics into the investment process may not work as intended. • In certain instances, unlike other ETFs, the Fund may effect creations and redemptions partly or wholly for cash, rather than in-kind, which may make the Fund less tax-efficient and incur more fees than an ETF that primarily or wholly effects creations and redemptions in-kind.
Composition by Sector(1)
as of 10/31/2023
Sector	Percentage of Net Assets
Equity Securities
Communication Services	7.1%
Consumer Discretionary	4.1
Consumer Staples	8.9
Energy	9.1
Financials	18.1
Health Care	16.1
Industrials	9.8
Information Technology	10.6
Materials	4.2
Real Estate	4.1
Utilities	5.8
Total	97.9%
Other Assets & Liabilities	2.1
Total	100.0%

(1)	A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system. These sector classifications are used for financial reporting purposes.

4

Hartford Quality Value ETF
Benchmark Glossary (Unaudited)

Russell 1000 Value Index (reflects no deduction for fees, expenses or taxes) is designed to measure the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 1000 Index is designed to measure the performance of the 1,000 largest companies in the Russell 3000 Index based on their market capitalization and current index membership.
5

Hartford Quality Value ETF
Expense Examples (Unaudited)

Your Fund's Expenses
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions paid on purchases and sales of Fund shares and (2) ongoing costs, including investment management fees and certain other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other exchange-traded funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period of May 1, 2023 through October 31, 2023. To the extent the Fund was subject to acquired fund fees and expenses during the period, acquired fund fees and expenses are not included in the annualized expense ratio below.
Actual Expenses
The first set of columns of the table below provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of shares of the Fund. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different exchange-traded funds. In addition, if these transactional costs were included, your costs would be higher.  Expense ratios may vary period to period because of various factors, such as an increase in expenses not covered by the management fee (including expenses of the independent trustees and their counsel, extraordinary expenses and interest expense). Expenses are equal to the Fund's annualized expense ratio multiplied by average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value May 1, 2023	Ending Account Value October 31, 2023	Expenses Paid During the Period May 1, 2023 through October 31, 2023	Beginning Account Value May 1, 2023	Ending Account Value October 31, 2023	Expenses Paid During the Period May 1, 2023 through October 31, 2023	Annualized expense ratio
Hartford Quality Value ETF (1)	$ 1,000.00	$ 993.30	$ 2.26	$ 1,000.00	$ 1,022.94	$ 2.29	0.45%

(1) During fiscal year 2023, the Fund converted from a mutual fund to an ETF pursuant to an Agreement and Plan of Reorganization. All information and references to periods prior to the close of business on October 13, 2023 refers to the Predecessor Fund. See Note 1 in the Notes to Financial Statements for additional information about the Reorganization.
6

Hartford Quality Value ETF
Schedule of Investments
October 31, 2023

Shares or Principal Amount		Market Value†
COMMON STOCKS - 97.9%
	Banks - 7.8%
94,916	Bank of America Corp.	$ 2,500,087
39,395	Bank of Nova Scotia	1,594,316
35,954	JP Morgan Chase & Co.	4,999,763
11,459	PNC Financial Services Group, Inc.	1,311,712
54,997	Wells Fargo & Co.	2,187,231
		12,593,109
	Capital Goods - 7.1%
10,791	Curtiss-Wright Corp.	2,145,359
13,216	Honeywell International, Inc.	2,421,964
39,705	Johnson Controls International PLC	1,946,339
4,430	Lockheed Martin Corp.	2,014,055
27,650	Westinghouse Air Brake Technologies Corp.	2,931,453
		11,459,170
	Consumer Discretionary Distribution & Retail - 3.4%
38,874	LKQ Corp.	1,707,346
7,416	Lowe's Cos., Inc.	1,413,267
27,981	TJX Cos., Inc.	2,464,287
		5,584,900
	Consumer Services - 0.7%
43,967	Aramark	1,184,031
	Consumer Staples Distribution & Retail - 1.9%
25,463	Sysco Corp.	1,693,035
8,095	Walmart, Inc.	1,322,804
		3,015,839
	Energy - 9.1%
31,215	Chevron Corp.	4,548,962
32,580	EOG Resources, Inc.	4,113,225
62,608	TotalEnergies SE ADR	4,169,693
53,856	Williams Cos., Inc.	1,852,646
		14,684,526
	Equity Real Estate Investment Trusts (REITs) - 4.1%
11,614	American Tower Corp. REIT	2,069,499
99,442	Host Hotels & Resorts, Inc. REIT	1,539,362
5,807	Public Storage REIT	1,386,189
61,668	VICI Properties, Inc. REIT	1,720,537
		6,715,587
	Financial Services - 3.3%
19,236	American Express Co.	2,809,033
20,362	Charles Schwab Corp.	1,059,639
21,705	Morgan Stanley	1,537,148
		5,405,820
	Food, Beverage & Tobacco - 4.9%
30,419	Keurig Dr Pepper, Inc.	922,608
30,033	Mondelez International, Inc. Class A	1,988,485
42,400	Philip Morris International, Inc.	3,780,384
25,764	Tyson Foods, Inc. Class A	1,194,162
		7,885,639
	Health Care Equipment & Services - 8.4%
11,305	Becton Dickinson & Co.	2,857,678
7,175	Elevance Health, Inc.	3,229,396
41,664	Medtronic PLC	2,939,812
8,504	UnitedHealth Group, Inc.	4,554,402
		13,581,288
	Household & Personal Products - 2.1%
32,633	Kenvue, Inc.	606,974
57,705	Unilever PLC ADR	2,732,331
		3,339,305
Shares or Principal Amount			Market Value†
COMMON STOCKS - 97.9% - (continued)
	Insurance - 7.0%
33,448	American International Group, Inc.		$ 2,050,697
15,493	Chubb Ltd.		3,325,107
13,395	Marsh & McLennan Cos., Inc.		2,540,362
14,872	MetLife, Inc.		892,469
37,479	Principal Financial Group, Inc.		2,536,579
			11,345,214
	Materials - 4.2%
34,428	BHP Group Ltd. ADR		1,964,462
19,720	Celanese Corp. Class A		2,258,137
29,368	FMC Corp.		1,562,378
8,851	PPG Industries, Inc.		1,086,637
			6,871,614
	Media & Entertainment - 6.4%
25,205	Alphabet, Inc. Class A*		3,127,436
81,420	Comcast Corp. Class A		3,361,832
26,601	Omnicom Group, Inc.		1,992,681
22,459	Walt Disney Co.*		1,832,430
			10,314,379
	Pharmaceuticals, Biotechnology & Life Sciences - 7.7%
48,426	AstraZeneca PLC ADR		3,061,976
33,764	Merck & Co., Inc.		3,467,562
22,836	Novartis AG ADR		2,136,993
122,289	Pfizer, Inc.		3,737,152
			12,403,683
	Semiconductors & Semiconductor Equipment - 5.0%
1,431	Broadcom, Inc.		1,204,000
76,303	Intel Corp.		2,785,060
18,944	Micron Technology, Inc.		1,266,785
11,689	QUALCOMM, Inc.		1,273,984
10,954	Texas Instruments, Inc.		1,555,578
			8,085,407
	Software & Services - 3.6%
9,261	Accenture PLC Class A		2,751,350
46,891	Cognizant Technology Solutions Corp. Class A		3,023,063
			5,774,413
	Technology Hardware & Equipment - 2.0%
61,923	Cisco Systems, Inc.		3,228,046
	Telecommunication Services - 0.7%
31,207	Verizon Communications, Inc.		1,096,302
	Transportation - 2.7%
49,737	Knight-Swift Transportation Holdings, Inc.		2,431,642
85,905	Southwest Airlines Co.		1,909,668
			4,341,310
	Utilities - 5.8%
25,614	American Electric Power Co., Inc.		1,934,881
23,453	Atmos Energy Corp.		2,524,950
28,030	Duke Energy Corp.		2,491,587
35,774	Sempra		2,505,253
			9,456,671
	Total Common Stocks (cost $134,163,677)		$ 158,366,253
	Total Investments (cost $134,163,677)	97.9%	$ 158,366,253
	Other Assets and Liabilities	2.1%	3,414,259
	Total Net Assets	100.0%	$ 161,780,512

The accompanying notes are an integral part of these financial statements.
7

Hartford Quality Value ETF
Schedule of Investments – (continued)
October 31, 2023

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.
Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by Hartford Funds Management Company, LLC in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.
Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.
For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.
See “Glossary” for abbreviation descriptions.
*	Non-income producing.
†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

Fair Value Summary
The following is a summary of the fair valuations according to the inputs used as of October 31, 2023 in valuing the Fund’s investments.
Description	Total	Level 1	Level 2	Level 3(1)
Assets
Common Stocks
Banks	$ 12,593,109	$ 12,593,109	$ —	$ —
Capital Goods	11,459,170	11,459,170	—	—
Consumer Discretionary Distribution & Retail	5,584,900	5,584,900	—	—
Consumer Services	1,184,031	1,184,031	—	—
Consumer Staples Distribution & Retail	3,015,839	3,015,839	—	—
Energy	14,684,526	14,684,526	—	—
Equity Real Estate Investment Trusts (REITs)	6,715,587	6,715,587	—	—
Financial Services	5,405,820	5,405,820	—	—
Food, Beverage & Tobacco	7,885,639	7,885,639	—	—
Health Care Equipment & Services	13,581,288	13,581,288	—	—
Household & Personal Products	3,339,305	3,339,305	—	—
Insurance	11,345,214	11,345,214	—	—
Materials	6,871,614	6,871,614	—	—
Media & Entertainment	10,314,379	10,314,379	—	—
Pharmaceuticals, Biotechnology & Life Sciences	12,403,683	12,403,683	—	—
Semiconductors & Semiconductor Equipment	8,085,407	8,085,407	—	—
Software & Services	5,774,413	5,774,413	—	—
Technology Hardware & Equipment	3,228,046	3,228,046	—	—
Telecommunication Services	1,096,302	1,096,302	—	—
Transportation	4,341,310	4,341,310	—	—
Utilities	9,456,671	9,456,671	—	—
Total	$ 158,366,253	$ 158,366,253	$ —	$ —

(1)	For the year ended October 31, 2023, there were no transfers in and out of Level 3.
The accompanying notes are an integral part of these financial statements.
8

Hartford Quality Value ETF
GLOSSARY: (abbreviations used in preceding Schedules of Investments)

Other Abbreviations:
ADR	American Depositary Receipt
REIT	Real Estate Investment Trust
9

Hartford Quality Value ETF
 Statement of Assets and Liabilities
October 31, 2023

Hartford Quality Value ETF(1)
Assets:
Investments in securities, at market value	$ 158,366,253
Cash	3,346,877
Receivables:
Investment securities sold	1,059,251
Dividends and interest	188,653
Tax reclaims	53,818
Total assets	163,014,852
Liabilities:
Payables:
Investment securities purchased	636,201
Fund shares redeemed	528,031
Investment management fees	70,108
Total liabilities	1,234,340
Net assets	$ 161,780,512
Summary of Net Assets:
Paid-in-capital	$ 133,577,488
Distributable earnings (loss)	28,203,024
Net assets	161,780,512
Net asset value per share	21.12
Shares issued and outstanding	7,659,257
Cost of investments	$ 134,163,677

(1)	During fiscal year 2023, the Fund converted from a mutual fund to an ETF pursuant to an Agreement and Plan of Reorganization. All information and references to periods prior to the close of business on October 13, 2023 refers to the Predecessor Fund. See Note 1 in the Notes to Financial Statements for additional information about the Reorganization.
The accompanying notes are an integral part of these financial statements.
10

Hartford Quality Value ETF
 Statement of Operations
For the Year Ended October 31, 2023

Hartford Quality Value ETF(1)
Investment Income:
Dividends	$ 6,366,454
Interest	164,776
Less: Foreign tax withheld	(118,592)
Total investment income, net	6,412,638
Expenses:
Investment management fees	1,058,985
Transfer agent fees	312,808
Distribution fees	444,180
Custodian fees	2,340
Registration and filing fees	154,512
Accounting services fees	45,119
Board of Directors' fees	5,845
Audit and tax fees	4,722
Other expenses	36,292
Total expenses (before waivers, reimbursements and fees paid indirectly)	2,064,803
Expense waivers	(33,965)
Distribution fee reimbursements	(165,413)
Commission recapture	(1,484)
Total waivers, reimbursements and fees paid indirectly	(200,862)
Total expenses	1,863,941
Net Investment Income (Loss)	4,548,697
Net Realized Gain (Loss) on Investments and Foreign Currency Transactions on:
Investments	1,553,793 (2)
Other foreign currency transactions	37
Net Realized Gain (Loss) on Investments and Foreign Currency Transactions	1,553,830
Net Changes in Unrealized Appreciation (Depreciation) of Investments of:
Investments	(10,410,498)
Net Changes in Unrealized Appreciation (Depreciation) of Investments	(10,410,498)
Net Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions	(8,856,668)
Net Increase (Decrease) in Net Assets Resulting from Operations	$ (4,307,971)

(1)	During fiscal year 2023, the Fund converted from a mutual fund to an ETF pursuant to an Agreement and Plan of Reorganization. All information and references to periods prior to the close of business on October 13, 2023 refers to the Predecessor Fund. See Note 1 in the Notes to Financial Statements for additional information about the Reorganization.
(2)	Includes realized gains/(losses) as a result of in-kind redemptions (See Note 9 in Notes to Financial Statements).
The accompanying notes are an integral part of these financial statements.
11

Hartford Quality Value ETF
 Statement of Changes in Net Assets

	Hartford Quality Value ETF(1)
	For the Year Ended October 31, 2023	For the Year Ended October 31, 2022
Operations:
Net investment income (loss)	$ 4,548,697	$ 3,955,583
Net realized gain (loss) on investments and foreign currency transactions	1,553,830	11,495,589
Net changes in unrealized appreciation (depreciation) of investments	(10,410,498)	(26,414,806)
Net Increase (Decrease) in Net Assets Resulting from Operations	(4,307,971)	(10,963,634)
Distributions to Shareholders	(15,608,432)	(14,316,058)
Capital Share Transactions (See Note 10 in the Notes to Financial Statements):(2)
Sold	179,997,849	57,551,280
Issued on reinvestment of distributions	15,400,431	14,094,650
Redeemed	(258,575,478)	(33,771,339)
Net increase (decrease) from capital share transactions	(63,177,198)	37,874,591
Net Increase (Decrease) in Net Assets	(83,093,601)	12,594,899
Net Assets:
Beginning of period	244,874,113	232,279,214
End of period	$ 161,780,512	$ 244,874,113

(1)	During fiscal year 2023, the Fund converted from a mutual fund to an ETF pursuant to an Agreement and Plan of Reorganization. All information and references to periods prior to the close of business on October 13, 2023 refers to the Predecessor Fund. See Note 1 in the Notes to Financial Statements for additional information about the Reorganization.
(2)	Reflects reorganization from Hartford Quality Value Fund on October 13, 2023. See Note 1.
The accompanying notes are an integral part of these financial statements.
12

Hartford Quality Value ETF
Financial Highlights

—Selected Per-Share Data(1)—									—Ratios and Supplemental Data —
Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Other Capital	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover(4)
Hartford Quality Value ETF(5)
For the Year Ended October 31, 2023
$ 23.22	$ 0.38	$ (0.89)	$ (0.51)	$ —	$ (0.47)	$ (1.12)	$ (1.59)	$ 21.12	(2.60)%	$ 161,781	0.51%	0.46%	1.75%	30%
For the Year Ended October 31, 2022
$ 25.84	$ 0.49	$ (1.39)	$ (0.90)	$ —	$ (0.47)	$ (1.25)	$ (1.72)	$ 23.22	(3.78)%	$ 12,495	0.55%	0.46%	2.07%	24%
For the Year Ended October 31, 2021
$ 18.31	$ 0.45	$ 7.62	$ 8.07	$ —	$ (0.54)	$ —	$ (0.54)	$ 25.84	44.84%	$ 12,182	0.56%	0.46%	1.92%	21%
For the Year Ended October 31, 2020
$ 20.83	$ 0.50	$ (1.82)	$ (1.32)	$ —	$ (0.61)	$ (0.59)	$ (1.20)	$ 18.31	(6.94)%	$ 8,975	0.58%	0.46%	2.64%	26%
For the Year Ended October 31, 2019
$ 19.77	$ 0.48	$ 1.92	$ 2.40	$ —	$ (0.36)	$ (0.98)	$ (1.34)	$ 20.83	13.58%	$ 11,040	0.55%	0.46%	2.52%	23%

FINANCIAL HIGHLIGHTS FOOTNOTES
(1)	Information presented relates to a share outstanding throughout the indicated period. Net investment income (loss) per share amounts are calculated based on average shares outstanding unless otherwise noted.
(2)	Total return is calculated assuming a hypothetical purchase of beneficial shares on the opening of the first day at the net asset value and a sale on the closing of the last day at the net asset value of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at net asset value at the end of the distribution day.
(3)	Adjustments include waivers and reimbursements, if applicable. Ratios do not include fees paid indirectly (see Expenses in the accompanying Notes to Financial Statements).
(4)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions.
(5)	During fiscal year 2023, the Fund converted from a mutual fund to an ETF pursuant to an Agreement and Plan of Reorganization. As a result, the financial highlight information reflects that of the Predecessor Fund's Class F for all the periods up through the Reorganization. See Note 1 in the Notes to Financial Statements for additional information about the Reorganization.
The accompanying notes are an integral part of these financial statements.
13

Hartford Quality Value ETF
 Notes to Financial Statements
 October 31, 2023

1.	Organization:
Hartford Funds Exchange-Traded Trust (the "Trust") is an open-end registered management investment company comprised of nine operational series as of October 31, 2023. Financial statements for the Hartford Quality Value ETF ("Quality Value ETF" or the "Fund") are included in this report.
The Fund acquired all the assets and liabilities of the Hartford Quality Value Fund (the "Predecessor Fund") pursuant to an Agreement and Plan of Reorganization as of the close of business on October 13, 2023 (the “Reorganization”). Prior to October 13, 2023, the financial statements of the Fund reflect the historical results of the Predecessor Fund. All information and references to periods prior to the close of business on October 13, 2023, refer to the Predecessor Fund. Following the Reorganization, the Predecessor Fund’s performance and financial history were adopted by the new Fund.
Hartford Funds Management Company, LLC (the "Investment Manager" or "HFMC") paid for the costs incurred by the Fund and Predecessor Fund associated with the Reorganization (including the legal costs associated with the Reorganization), including any brokerage fees and expenses incurred by the Funds related to the disposition and acquisition of assets as part of the Reorganization. Brokerage fees and expenses related to the disposition and acquisition of Assets (including any disposition to raise cash to pay redemption proceeds) that are incurred in the ordinary course of business were not covered by HFMC. The Fund is expected to have a lower net expense ratio than the net expense ratio of each share class of the Predecessor Fund after taking into consideration fees waived and/or expenses reimbursed pursuant to an expense limitation agreement between the Investment Manager and the Predecessor Fund. In addition, the Fund is expected to have lower gross expenses, before giving effect to fee waivers and/or expense reimbursements, than any class of shares of the Predecessor Fund.
The Fund has the same investment objective, investment strategy, and fundamental investment policies as the Predecessor Fund. There are no material differences in the accounting, valuation and tax policies of the Predecessor Fund as compared to those of the Fund. The Reorganization did not result in a material change to the Fund’s portfolio holdings.
The Fund is an actively managed, exchange-traded fund ("ETF") that trades on an exchange like other publicly traded securities. Shares of the Fund are listed and traded on Cboe BZX Exchange, Inc ("Cboe BZX"). Shares of the Fund may be purchased or redeemed directly from the Fund in Creation Units at net asset value ("NAV") only by certain large institutional investors ("Authorized Participants") who have entered into agreements with ALPS Distributors, Inc. ("ALPS" or the "Distributor"), the Fund's Distributor.
The Trust was organized as a Delaware statutory trust on September 20, 2010 and is registered with the Securities and Exchange Commission (the "SEC") under the Investment Company Act of 1940, as amended (the "1940 Act"). The shares of the Fund are registered under the Securities Act of 1933, as amended (the "Securities Act"). The Fund is a diversified open-end management investment company. The Fund applies specialized accounting and reporting standards under Financial Accounting Standards Board ("FASB") Accounting Standards Codification Topic 946 "Financial Services – Investment Companies."
2.	Significant Accounting Policies:
The following is a summary of significant accounting policies of the Fund used in the preparation of its financial statements, which are in accordance with United States Generally Accepted Accounting Principles ("U.S. GAAP"). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
a)	Determination of Net Asset Value – The NAV of the Fund's shares is determined as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (normally 4:00 p.m. Eastern Time) (the "NYSE Close") on each day that the Exchange is open ("Valuation Date"). If the Exchange is closed due to weather or other extraordinary circumstances on a day it would typically be open for business, the Fund may treat such day as a typical business day and accept creation and redemption orders from Authorized Participants and calculate the Fund’s NAV in accordance with applicable law. The NAV for the shares of the Fund is determined by dividing the value of the Fund’s net assets attributable to the shares by the number of shares outstanding. Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.
b)	Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV per share of the Fund, portfolio securities and other assets held in the Fund’s portfolio for which market prices are readily available are valued at market value. Market value is generally determined on the basis of official close price or last reported trade price. If no trades were reported, market value is based on prices obtained from a quotation reporting system, established market makers (including evaluated prices), or independent pricing services. Pricing vendors may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data, credit quality information, general market conditions, news, and other factors and assumptions.
14

Hartford Quality Value ETF
 Notes to Financial Statements – (continued)
 October 31, 2023

With respect to the Fund's investments that do not have readily available market prices, the Trust's Board of Trustees (the "Board") has designated HFMC as its valuation designee to perform fair valuations pursuant to Rule 2a-5 under the 1940 Act (the "Valuation Designee").
If market prices are not readily available or deemed unreliable, the Valuation Designee determines the fair value of the security or other instrument in good faith under policies and procedures approved by and under the supervision of the Board ("Valuation Procedures").
The Valuation Designee has delegated the day-to-day responsibility for implementing the Valuation Procedures to the Valuation Committee (the "Valuation Committee"). The Valuation Committee will consider all available relevant factors in determining an investment’s fair value. The Valuation Designee reports fair value matters to the Audit Committee of the Board.
Securities and other instruments that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign securities or other instruments in which the Fund invests may change on days when a shareholder will not be able to purchase, sell or redeem shares of the Fund.
Fixed income investments (other than short-term obligations) and non-exchange traded derivatives held by the Fund are normally valued at prices supplied by independent pricing services in accordance with the Valuation Procedures. Short-term investments maturing in 60 days or less are generally valued at amortized cost, which approximates fair value.
Exchange-traded derivatives, such as options, futures and options on futures, are valued at the last sale price determined by the exchange where such instruments principally trade as of the close of such exchange ("Exchange Close"). If a last sale price is not available, the value will be the mean of the most recently quoted bid and ask prices as of the Exchange Close. If a mean of the bid and ask prices cannot be calculated for the day, the value will be the most recently quoted bid price as of the Exchange Close. Over-the-counter derivatives are normally valued based on prices supplied by independent pricing services in accordance with the Valuation Procedures.
Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using the prevailing spot currency exchange rates obtained from independent pricing services for calculation of the NAV. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities or other instruments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Exchange is closed and the market value may change on days when an investor is not able to purchase, sell or redeem shares of the Fund.
Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on the Valuation Date.
Shares of investment companies listed and traded on an exchange are valued in the same manner as any exchange-listed equity security. Investments in investment companies that are not listed or traded on an exchange ("Non-Traded Funds"), if any, are valued at the respective NAV of each Non-Traded Fund on the Valuation Date. Such Non-Traded Funds and listed investment companies may use fair value pricing as disclosed in their prospectuses.
Financial instruments for which prices are not available from an independent pricing service may be valued using quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with the Valuation Procedures.
U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:
•	Level 1 – Quoted prices in active markets for identical investments. Level 1 may include exchange-traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange-traded funds, rights and warrants.
•	Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar investments; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt investments that are traded less frequently than exchange traded instruments and which are valued using independent pricing services; senior floating rate interests, which are valued using an aggregate of dealer bids; short-term investments, which are valued at amortized cost; and swaps, which are valued based upon the terms of each swap contract.
•	Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using indicative market quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and indicative market quotes for comparable investments along with other assumptions relating to credit quality, collateral value, complexity of the investment
15

Hartford Quality Value ETF
 Notes to Financial Statements – (continued)
 October 31, 2023

structure, general market conditions and liquidity. This category may include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price.
Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.
For additional information, refer to the Fair Value Summary and the Level 3 roll-forward reconciliation, if applicable, which follows the Fund’s Schedule of Investments.
c)	Investment Transactions and Investment Income – Investment transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Investments purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost. Income tax-related interest and penalties, if incurred, are recorded as income tax expense.
Dividend income from domestic securities is accrued on the ex-dividend date. In general, dividend income from foreign securities is recorded on the ex-date; however, dividend notifications in certain foreign jurisdictions may not be available in a timely manner and as a result, the Fund will record the dividend as soon as the relevant details (i.e., rate per share, payment date, shareholders of record, etc.) are publicly available. Interest income, including amortization of premium, accretion of discounts, inflation adjustments and additional principal received in-kind in lieu of cash, is accrued on a daily basis.
Please refer to Note 7 for Securities Lending information.
d)	Taxes – The Fund may be subject to taxes imposed on realized gains on securities of certain foreign countries in which the Fund invests. The Fund may also be subject to taxes withheld on foreign dividends and interest from securities in which the Fund invests. The amount of any foreign taxes withheld and foreign tax expense is included on the accompanying Statement of Operations as a reduction to net investment income or net realized or unrealized gain (loss) on investments in these securities, if applicable.
e)	Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the Valuation Date. Purchases and sales of investments, income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.
The Fund does not isolate that portion of portfolio investment valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of investments held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.
Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.
f)	Dividend Distributions to Shareholders – Dividends are declared pursuant to a policy adopted by the Board. Dividends and/or distributions to shareholders are recorded on ex-date. The policy for the Fund is to pay dividends from net investment income and realized gains, if any, at least once a year. Dividends may be declared and paid more frequently or at any other times to comply with the distribution requirements of the Internal Revenue Code.
Income dividends and capital gains distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing (see Federal Income Taxes: Distributions and Components of Distributable Earnings and Reclassification of Capital Accounts notes).
3.	Securities and Other Investments:
a)	Restricted Securities – The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities, if applicable, is included at the end of the Fund's Schedule of Investments.
b)	Repurchase Agreements – A repurchase agreement is an agreement between two parties whereby one party sells the other a security at a specified price with a commitment to repurchase the security later at an agreed-upon price, date and interest payment. The Fund is
16

Hartford Quality Value ETF
 Notes to Financial Statements – (continued)
 October 31, 2023

permitted to enter into fully collateralized repurchase agreements. The Trust's Board has delegated to the sub-adviser, as applicable, the responsibility of evaluating the creditworthiness of the banks and securities dealers with which the Fund will engage in repurchase agreements. The sub-adviser will monitor such transactions to ensure that the value of underlying collateral will be at least equal to the total amount of the repurchase obligation as required by the valuation provision of the repurchase agreement, including the accrued interest. Repurchase agreements carry the risk that the market value of the securities declines below the repurchase price. The Fund could also lose money if it is unable to recover the securities and the value of any collateral held. In the event the borrower commences bankruptcy proceedings, a court may characterize the transaction as a loan. If the Fund has not perfected a security interest in the underlying collateral, the Fund may be required to return the underlying collateral to the borrower’s estate and be treated as an unsecured creditor. As an unsecured creditor, the Fund could lose some or all of the principal and interest involved in the transaction. See the Fund's Schedule of Investments, if applicable, for repurchase agreements as of October 31, 2023.
4.	Principal Risks:
The Fund’s investments expose it to various types of risks associated with financial instruments and the markets. The Fund may be exposed to the risks described below. The Fund's prospectus provides details of its principal risks.
The market values of equity securities, such as common stocks and preferred stocks, or equity related derivative investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities. The extent of the Fund’s exposure to market risk is the market value of the investments held as shown in the Fund’s Schedule of Investments.
A widespread health crisis, such as a global pandemic, could cause substantial market volatility, exchange trading suspensions or restrictions and closures of securities exchanges and businesses, impact the ability to complete redemptions, and adversely impact Fund performance. The outbreak of COVID-19, a respiratory disease caused by a novel coronavirus, negatively affected the worldwide economy, created supply chain disruptions and labor shortages, and impacted the financial health of individual companies and the market in significant and unforeseen ways. The future impact of COVID-19, if any, remains unclear. The effects to public health, business and market conditions resulting from COVID-19 pandemic have had, and may continue to have, a significant negative impact on the performance of the Fund’s investments, including exacerbating other pre-existing political, social and economic risks.
The banking sector has recently been subject to increased market volatility. As a result, the Fund’s investments in the banking sector may be subject to increased volatility risk.
Investing in the securities of non-U.S. issuers, whether directly or indirectly, involves certain considerations and risks not typically associated with securities of U.S. issuers. Such risks include, but are not limited to: generally less liquid and less efficient securities markets; generally greater price volatility; exchange rate fluctuations; imposition of restrictions on the expatriation of funds or other protectionist measures; less publicly available information about issuers; the imposition of withholding or other taxes; higher transaction and custody costs; settlement delays and risk of loss attendant in settlement procedures; difficulties in enforcing contractual obligations; less regulation of securities markets; different accounting, disclosure and reporting requirements; more substantial governmental involvement in the economy; higher inflation rates; and greater social, economic and political uncertainties. Non-U.S. issuers may also be affected by political, social, economic or diplomatic developments in a foreign country or region or the U.S. (including the imposition of sanctions, tariffs, or other governmental restrictions). These risks are heightened for investments in issuers from countries with less developed markets.
Securities lending involves the risk that the Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of the collateral provided for the loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund that lends its holdings.

5.	Federal Income Taxes:
a)	The Fund intends to continue to qualify as a Regulated Investment Company ("RIC") under Subchapter M of the Internal Revenue Code ("IRC") by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders each year. The Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2023. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.
17

Hartford Quality Value ETF
 Notes to Financial Statements – (continued)
 October 31, 2023

b)	Net Investment Income (Loss), Net Realized Gains (Losses) and Distributions – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, Real Estate Investment Trusts ("REITs"), and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.
c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the years ended October 31, 2023 and October 31, 2022 are as follows (as adjusted for dividends payable, if applicable):

For the Year Ended October 31, 2023		For the Year Ended October 31, 2022
Ordinary Income	Long-Term Capital Gains(1)	Ordinary Income	Long-Term Capital Gains(1)
$ 3,920,496	$ 11,687,936	$ 3,291,556	$ 11,024,502

(1)	The Fund designates these distributions as long-term capital gains dividends pursuant to IRC Sec 852(b)(3)(c).
As of October 31, 2023, the components of total accumulated earnings (deficit) for the Fund on a tax basis are as follows:
Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Unrealized Appreciation (Depreciation) on Investments	Total Accumulated Earnings (Deficit)
$ 4,586,901	$ 289,081	$ 23,327,042	$ 28,203,024
d)	Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as earnings and profits distributed to shareholders on the redemption of shares and redemption in-kind transactions. Adjustments are made to reflect the impact these items have on the current and future earnings distributions to shareholders. Therefore, the source of the Fund's distributions may be shown in the accompanying Statement of Changes in Net Assets as from distributable earnings or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2023, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Paid-in-Capital	Distributable Earnings (Loss)
$ 1,465,972	$ (1,465,972)
e)	Capital Loss Carryforward – Under the Regulated Investment Company Modernization Act of 2010, funds are permitted to carry forward capital losses for an unlimited period.
At October 31, 2023 (tax year end), the Fund had no capital loss carryforwards for U.S. federal income tax purposes.
f)	Tax Basis of Investments – The aggregate cost of investments for federal income tax purposes at October 31, 2023 is different from book purposes primarily due to wash sale deferrals. The net unrealized appreciation/(depreciation) on investments for tax purposes, which consists of gross unrealized appreciation and depreciation was also different from book purposes primarily due to wash sale loss deferrals. Both the cost and unrealized appreciation and depreciation for federal income tax purposes are disclosed below:

Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$ 135,039,211	$ 30,978,856	$ (7,651,814)	$ 23,327,042
g)	Accounting for Uncertainty in Income Taxes – Pursuant to provisions set forth by U.S. GAAP, HFMC reviews the Fund’s tax positions for all open tax years. As of October 31, 2023, HFMC had reviewed the open tax years and concluded that there was no reason to record a liability for net unrecognized tax obligations relating to uncertain income tax positions. The Fund files U.S. tax returns. Although the statute of limitations for examining the Fund’s U.S. tax returns remains open for three years, no examination is currently in progress. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense on the Statement of Operations. During the year ended October 31, 2023, the Fund did not incur any interest or penalties. HFMC is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax obligations will significantly change in the next twelve months.
18

Hartford Quality Value ETF
 Notes to Financial Statements – (continued)
 October 31, 2023

6.	Expenses:
a)	Investment Management Agreement – HFMC serves as the Fund’s investment manager. The Trust, on behalf of the Fund, has entered into an Investment Management Agreement with HFMC. HFMC is an indirect subsidiary of The Hartford Financial Services Group, Inc. ("The Hartford"). HFMC has overall investment supervisory responsibility for the Fund. In addition, HFMC provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HFMC has contracted with Wellington Management Company LLP ("Wellington Management") under a sub-advisory agreement pursuant to which Wellington Management performs the daily investment of the assets of the Fund in accordance with the Fund's investment objective and policies. The Fund pays a fee to HFMC, a portion of which may be used to compensate Wellington.
Under the Investment Management Agreement, the Investment Manager agrees to pay all expenses of the Trust, except (i) interest and taxes; (ii) brokerage expenses and other expenses (such as stamp taxes) connected with the execution of portfolio transactions or in connection with creation and redemption transactions; (iii) legal fees or expenses in connection with any arbitration, litigation or pending or threatened arbitration or litigation, including any settlements in connection therewith; (iv) extraordinary expenses; (v) distribution fees and expenses paid by the Trust under any distribution plan that may be adopted pursuant to Rule 12b-1 under the 1940 Act; (vi) acquired fund fees and expenses; and (vii) the management fee payable to the Investment Manager under the Investment Management Agreement. The payment or assumption by the Investment Manager of any expense of the Trust that the Investment Manager is not required by the Investment Management Agreement to pay or assume shall not obligate the Investment Manager to pay or assume the same or any similar expense of the Trust on any subsequent occasion.
The schedule below reflects the rates of compensation paid to HFMC for investment management services rendered as of October 31, 2023; the rates are accrued daily and paid monthly based on the Fund’s average daily net assets, at the following annual rates:

Management Fee Rates
0.45% (1)

(1)	Prior to the Reorganization, HFMC contractually agreed to reimburse expenses of the Predecessor Fund to the extent necessary to limit total annual fund operating expenses to 0.46% for Class F Shares. The initial effective management fee rate for the first twelve months of the Fund’s operations after giving effect to the Conversion is expected to be 0.45%.
b)	Accounting Services Agreement – Prior to the Reorganization, HFMC provided the Predecessor Fund with accounting services pursuant to a fund accounting agreement. HFMC has delegated certain accounting and administrative service functions to State Street Bank and Trust Company ("State Street"). In consideration of services rendered and expenses assumed pursuant to the fund accounting agreement, the Fund paid HFMC a fee. The fund accounting fee for the Predecessor Fund was equal to the greater of: (A) the sum of (i) the sub-accounting fee payable by HFMC with respect to the Predecessor Fund; (ii) the fee payable for tax preparation services for the Predecessor Fund; and (iii) the amount of expenses that HFMC allocates for providing the fund accounting services to the Predecessor Fund; plus a target profit margin; or (B) $40,000 per year; provided, however, that to the extent the annual amount of the fund accounting fee exceeds 0.02% of the Predecessor Fund’s average net assets (calculated during its current fiscal year), HFMC shall waive such portion of the fund accounting fee. The Fund did not pay any accounting fees for the period from October 13, 2023 through October 31, 2023.
c)	Fees Paid Indirectly – The Fund has entered into agreements with State Street Global Markets, LLC and Russell Implementation Services, Inc, to partially recapture non-discounted trade commissions. Such rebates are used to pay a portion of the Fund’s expenses. For the year ended October 31, 2023, the amount is included in the Statement of Operations.
The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. The annualized expense ratio after waivers reflecting the reduction for fees paid indirectly for the period is as follows: 0.45%.
d)	Distribution Plans - The Fund has not adopted a Rule 12b-1 Distribution and Service Plan in accordance with Rule 12b-1 under the 1940 Act.
For the year ended October 31, 2023, the pre-Reorganization amounts are reflected as "Distribution fee reimbursements" on the Statement of Operations. The Fund did not pay any Rule 12b-1 fees post-Reorganization.
e)	Other Related Party Transactions – Certain officers of the Trust are trustees and/or officers of HFMC and/or The Hartford or its subsidiaries. For the fiscal period pre-Reorganization, the Predecessor Fund incurred Chief Compliance Officer's ("CCO") compensation of $534. For the period post-Reorganization, as part of the Fund's Investment Management Agreement, HFMC pays any CCO compensation on behalf of the Fund.
f)	Hartford Administrative Services Company ("HASCO"), an indirect subsidiary of The Hartford, provided transfer agent services to the Predecessor Fund. The Predecessor Fund paid HASCO a transfer agency fee payable monthly based on the lesser of (i) the costs of providing or overseeing transfer agency services provided to each share class of such fund plus a target profit margin or fees payable by HASCO to SS&C GIDS, Inc. ("SS&C", formerly known as DST Asset Manager Solutions, Inc.) (and any other designated sub-agent)
19

Hartford Quality Value ETF
 Notes to Financial Statements – (continued)
 October 31, 2023

according to the agreed-upon fee schedule under the sub-transfer agency agreement between HASCO and SS&C (or between HASCO and any other designated sub-agent, as applicable); (ii) sub-transfer agency fees payable by HASCO to financial intermediaries, according to the agreed-upon terms between HASCO and the financial intermediaries, provided that such payments are within certain limits approved by the applicable Company’s Board of Directors; (iii) certain expenses that HASCO’s parent company, Hartford Funds Management Group, Inc., allocates to HASCO that relate to HASCO’s transfer agency services provided to the Fund; and (iv) a target profit margin. The Predecessor Fund Class F specified amount (as a percentage of average daily net assets) was 0.0004%. State Street Bank and Trust Company serves as the fund's Transfer Agent. The Fund did not pay State Street any transfer agency fees for the period October 13, 2023 through October 31, 2023.
7.	Securities Lending:
The Trust has entered into a securities lending agency agreement ("lending agreement") with Citibank, N.A. ("Citibank"). The Fund may lend portfolio securities to certain borrowers in U.S. and non-U.S. markets in an amount not to exceed one-third (33 1/3%) of the value of its total assets. The Fund may lend portfolio securities, provided that the borrower provides collateral that is maintained in an amount at least equal to the current market value of the securities loaned. Cash collateral is invested for the benefit of the Fund by the Fund’s lending agent pursuant to collateral investment guidelines. The collateral is marked to market daily, in an amount at least equal to the current market value of the securities loaned. The contractual maturities of the securities lending transactions are considered overnight and continuous.
The Fund is subject to certain risks while its securities are on loan, including the following: (i) the risk that the borrower defaults on the loan and the collateral is inadequate to cover the Fund’s loss; (ii) the risk that the earnings on the collateral invested are not sufficient to pay fees incurred in connection with the loan; (iii) the Fund could lose money in the event of a decline in the value of the collateral provided for loaned securities or a decline in the value of any investments made with cash collateral; (iv) the risk that the borrower may use the loaned securities to cover a short sale, which may in turn place downward pressure on the market prices of the loaned securities; (v) the risk that return of loaned securities could be delayed and interfere with portfolio management decisions; (vi) the risk that any efforts to restrict or recall the securities for purposes of voting may not be effective; and (vii) operational risks (i.e., the risk of losses resulting from problems in the settlement and accounting process especially so in certain international markets). These events could also trigger adverse tax consequences for the Fund.
The Fund retains loan fees and the interest on cash collateral investments but is required to pay the borrower a rebate for the use of cash collateral. In cases where the lent security is of high value to borrowers, there may be a negative rebate (i.e., a net payment from the borrower to the Fund). Upon termination of a loan, the Fund is required to return to the borrower an amount equal to the cash collateral, plus any rebate owed to the borrowers.
The net income earned on the securities lending (after payment of rebates and Citibank’s fee) is included on the Statement of Operations as Investment Income from securities lending. The Fund also receives payments from the borrower during the period of the loan, equivalent to dividends and interest earned on the securities loaned, which are recorded as Investment Income from dividends or interest, respectively, on the Statement of Operations.
For the year ended October 31, 2023, the Fund did not engage in securities lending.
8.	Custodian and Transfer Agent:
State Street Bank and Trust Company ("State Street") serves as Custodian for the Fund pursuant to a custodian agreement ("Custodian Agreement") dated December 31, 2014, as amended from time to time. As Custodian, State Street holds the Fund’s assets, calculates the net asset value of the shares and calculates net income and realized capital gains or losses. State Street serves as Transfer Agent of the Fund pursuant to a transfer agency and service agreement ("Transfer Agency and Service Agreement") dated February 13, 2018, as amended from time to time. As Transfer Agent, State Street maintains the records of each Authorized Participant’s ownership of the Fund and processes the purchases and redemptions of Creation Units.
For the services provided under the Custodian Agreement and Transfer Agency and Service Agreement, HFMC, and not the Fund, compensates State Street pursuant to the Fund's unitary management fee structure.
20

Hartford Quality Value ETF
 Notes to Financial Statements – (continued)
 October 31, 2023

9.	Investment Transactions:
For the year ended October 31, 2023, the cost of purchases and proceeds from sales of investment securities (excluding short-term investments) were as follows:

Cost of Purchases Excluding U.S. Government Obligations	Sales Proceeds Excluding U.S. Government Obligations	Total Cost of Purchases	Total Sales Proceeds
$68,032,357	$141,012,812	$68,032,357	$141,012,812
For the year ended October 31, 2023, in-kind transactions, which are not included in the table above, associated with purchase or redemption of Creation Units were as follows:
Cost of Purchases	Sales Proceeds	Realized Gain/(Loss)
$ —	$ 511,467	$ 127,201

10.	Share Transactions:
The Fund will issue and redeem shares at NAV only with certain Authorized Participants in large increments known as "Creation Units." Purchases of Creation Units are made by tendering a basket of designated securities to the Fund and redemption proceeds are paid with a basket of securities from the Fund with a balancing cash component to equate the market value of the basket securities delivered or redeemed to the NAV per Creation Unit on the transaction date. Cash may be substituted in an amount equivalent to the value of certain securities generally when they are not available in sufficient quantity for delivery. The Fund’s shares are available in smaller increments to individual investors in the secondary market at market prices and may be subject to commissions. Authorized Participants may be required to pay a transaction fee when purchasing and redeeming Creation Units of the Fund. The transaction fee is used to defray the costs associated with the issuance and redemption of Creation Units, and, if any, is recorded as Other Capital on the Statement of Changes in Net Assets.
Purchase or redemption of Creation Units is only available to an Authorized Participant. An Authorized Participant is either (1) a "Participating Party" (i.e., a broker-dealer or other participant in the clearing process of the Continuous Net Settlement System of the NSCC) ("Clearing Process"), or (2) a participant of DTC ("DTC Participant"), and, in each case, must have executed an agreement ("Participation Agreement") with the Distributor with respect to creations and redemptions of Creation Units, and is recorded as Other Capital on the Statement of Changes in Net Assets.
Shares of the Fund are listed and traded throughout the day on Cboe BZX. Shares of the Fund are publicly traded. Retail investors may purchase or sell shares in the secondary market (not from the Fund) through a broker or dealer. Investors purchasing or selling shares in the secondary market may pay a commission, market premium or discount or other transaction charge, to a broker or dealer, as well as some or all of the spread between the bid and the offered price for each purchase or sale transaction. Unless imposed by a broker or dealer, there is no minimum dollar amount upon purchase and no minimum number of shares that must be purchased in the secondary market. Because transactions in the secondary market occur at market prices, an investor may pay more than NAV upon purchase of shares and may receive less than the Fund’s NAV upon sale of shares.
Because the Fund is structured as an ETF, individual shares may only be purchased and sold on a listing exchange through a broker-dealer. The price of shares is based on market price, and because ETF shares trade at market prices rather than at NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). The Fund will only issue or redeem Creation Units to Authorized Participants who have entered into agreements with the Distributor. The Fund generally will issue or redeem Creation Units in return for a designated basket of securities (and an amount of cash) that the Fund specifies each day. The Fund do not impose any restrictions on the frequency of purchases and redemptions; however, the Fund reserves the right to reject or limit purchases at any time.
The following information is for the years ended October 31, 2023 and October 31, 2022:

	For the Year Ended October 31, 2023(1)		For the Year Ended October 31, 2022(1)
	Shares	Amount	Shares	Amount
Shares Sold(2)	7,278,138	$ 156,946,712	114,445	$ 2,665,943
Shares Issued for Reinvested Dividends(2)	37,745	858,432	32,704	807,378
Shares Redeemed(2)	(7,878,908)	(170,802,378)	(80,617)	(1,931,633)
Reorganization (see Note 1)	7,684,257	166,507,716	—	—
Net Increase (Decrease)(2)	7,121,232	153,510,482	66,532	1,541,688
21

Hartford Quality Value ETF
 Notes to Financial Statements – (continued)
 October 31, 2023

	For the Year Ended October 31, 2023(1)		For the Year Ended October 31, 2022(1)
	Shares	Amount	Shares	Amount
Class A
Shares Sold	314,497	$ 7,284,449	653,948	$ 15,932,127
Shares Issued for Reinvested Dividends	458,294	10,659,453	446,698	11,224,276
Shares Redeemed	(8,103,051)	(179,821,950)	(938,757)	(22,808,241)
Net Increase (Decrease)	(7,330,260)	(161,878,048)	161,889	4,348,162
Class C
Shares Sold	97,617	$ 1,876,188	76,667	$ 1,602,569
Shares Issued for Reinvested Dividends	15,597	302,177	10,099	212,267
Shares Redeemed	(286,977)	(5,349,607)	(65,853)	(1,348,407)
Net Increase (Decrease)	(173,763)	(3,171,242)	20,913	466,429
Class I
Shares Sold	388,347	$ 8,732,221	710,040	$ 16,923,232
Shares Issued for Reinvested Dividends	87,476	2,001,361	55,812	1,383,295
Shares Redeemed	(1,787,994)	(39,221,923)	(230,905)	(5,313,610)
Net Increase (Decrease)	(1,312,171)	(28,488,341)	534,947	12,992,917
Class R3
Shares Sold	2,736	$ 63,393	3,836	$ 94,890
Shares Issued for Reinvested Dividends	2,297	54,524	2,505	64,011
Shares Redeemed	(44,059)	(999,179)	(8,433)	(208,983)
Net Increase (Decrease)	(39,026)	(881,262)	(2,092)	(50,082)
Class R4
Shares Sold	31,094	$ 738,003	46,621	$ 1,142,022
Shares Issued for Reinvested Dividends	13,177	316,133	10,678	276,389
Shares Redeemed	(254,050)	(5,787,791)	(24,211)	(629,358)
Net Increase (Decrease)	(209,779)	(4,733,655)	33,088	789,053
Class R5
Shares Sold	603	$ 15,289	15,997	$ 412,528
Shares Issued for Reinvested Dividends	910	22,057	763	19,958
Shares Redeemed	(15,180)	(350,957)	(14,814)	(364,859)
Net Increase (Decrease)	(13,667)	(313,611)	1,946	67,627
Class R6
Shares Sold	156,960	$ 3,721,449	512,657	$ 13,564,294
Shares Issued for Reinvested Dividends	32,143	780,498	627	16,459
Shares Redeemed	(667,871)	(15,451,489)	(43,904)	(1,076,263)
Net Increase (Decrease)	(478,768)	(10,949,542)	469,380	12,504,490
Class Y
Shares Sold	25,536	$ 620,145	210,023	$ 5,213,675
Shares Issued for Reinvested Dividends	16,684	405,796	3,465	90,617
Shares Redeemed	(316,362)	(7,297,920)	(3,483)	(89,985)
Net Increase (Decrease)	(274,142)	(6,271,979)	210,005	5,214,307
Total Net Increase (Decrease)	(2,710,344)	$ (63,177,198)	1,496,608	$ 37,874,591

(1)	During fiscal year 2023, the Fund converted from a mutual fund to an ETF pursuant to an Agreement and Plan of Reorganization. All information and references to periods prior to the close of business on October 13, 2023 refers to the Predecessor Fund. See Note 1 in the Notes to Financial Statements for additional information about the Reorganization.
(2)	Includes Class F Shares of the Predecessor Fund prior to the Reorganization and the Quality Value ETF post Reorganization.
11.	Indemnifications:
Under the Trust’s organizational documents, the Trust shall indemnify its officers and trustees to the full extent required or permitted under the applicable laws of the State of Delaware and federal securities laws. In addition, the Trust, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Trust’s maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
22

Hartford Quality Value ETF
 Notes to Financial Statements – (continued)
 October 31, 2023

12.	Regulatory Update:
The SEC adopted rule and form amendments that will change the format and content of the Fund's annual and semi-annual reports. Certain information, including the financial statements, will not appear in the Fund's new tailored shareholder reports but will be available online, delivered free of charge upon request, and filed on a semi-annual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. At this time, Management is evaluating the impact of these rule and form amendment changes.
13.	Subsequent Events:
Management has evaluated all subsequent transactions and events through the date on which these financial statements were issued and has determined that no additional items require disclosure in these financial statements.
23

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Hartford Funds Exchange-Traded Trust and Shareholders of Hartford Quality Value ETF

Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Hartford Quality Value ETF (one of the funds constituting Hartford Funds Exchange-Traded Trust, hereafter referred to as the “Fund”) as of October 31, 2023, the related statement of operations for the year ended October 31, 2023, the statements of changes in net assets for each of the two years in the period ended October 31, 2023, including the related notes, and the financial highlights for each of the four years in the period ended October 31, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2023 and the financial highlights for each of the four years in the period ended October 31, 2023 in conformity with accounting principles generally accepted in the United States of America.
The financial statements of the Fund as of and for the year ended October 31, 2019 and the financial highlights for each of the periods ended on or prior to October 31, 2019 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated December 30, 2019 expressed an unqualified opinion on those financial statements and financial highlights.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2023 by correspondence with the custodian and brokers. When replies were not received from the broker, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.
/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
December 22, 2023
We have served as the auditor of one or more investment companies in the Hartford Funds group of investment companies since 2020.
24

Hartford Quality Value ETF
Operation of the Liquidity Risk Management Program (Unaudited)

This section describes the operation and effectiveness of the Liquidity Risk Management Program (“LRM Program”) established in accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”). The LRM Program seeks to assess and manage the Fund’s liquidity risk. The Liquidity Rule generally defines liquidity risk as the risk that the Fund could not meet its obligation to redeem shares without significant dilution of the non-redeeming investors’ interests in the Fund. The Board of Trustees (“Board”) of Hartford Funds Exchange-Traded Trust have appointed Hartford Funds Management Company, LLC (“HFMC”) to serve as the administrator of the LRM Program with respect to the Fund, subject to the oversight of the Board. In order to efficiently and effectively administer the LRM Program, HFMC established a Liquidity Risk Oversight Committee.
The LRM Program is comprised of various components designed to support the assessment and/or management of liquidity risk, including: (1) the assessment and periodic review (no less frequently than annually) of certain factors that influence the Fund’s liquidity risk; (2) the classification and periodic review (no less frequently than monthly) of the Fund’s investments into one of four liquidity categories that reflect an estimate of their liquidity under current market conditions; (3) a 15% limit on the acquisition of “illiquid investments” (as defined under the Liquidity Rule); (4) the determination of a minimum percentage of the Fund’s assets that generally will be invested in highly liquid investments (“HLIM”); (5) the periodic review (no less frequently than annually) of the HLIM and the adoption and implementation of policies and procedures for responding to a shortfall of the Fund’s highly liquid investments below its HLIM; and (6) periodic reporting to the Board.
The remainder of this section discusses HFMC’s and the Board of Directors of the Predecessor Fund's ("Predecessor Fund Board"), as applicable, review of certain liquidity matters related to the Predecessor Fund during the period of June 30, 2022 through April 30, 2023 (the “Reporting Period”). Although the LRM Program applies to both the Fund and the Predecessor Fund, the conversion of the Predecessor Fund into the Fund occurred after the Reporting Period. Therefore, all references below to the “Fund” refer to the Predecessor Fund.
At a meeting of the Board held June 13-14, 2023, HFMC provided an annual written report to the Predecessor Fund Board covering the Reporting Period. The annual report addressed important aspects of the LRM Program, including, but not limited to:
•	the operation of the LRM Program (and related policies and procedures utilized in connection with management of the Fund’s liquidity risk);
•	an assessment of the adequacy and effectiveness of the LRM Program’s (and related policies and procedures’) implementation;
•	the operation, and assessment of the adequacy and effectiveness, of the Fund’s HLIM;
•	whether the third-party liquidity vendor’s (“LRM Program Vendor”) processes for determining preliminary liquidity classifications, including the particular methodologies or factors used and metrics analyzed by the LRM Program Vendor, are sufficient under the Liquidity Rule and appropriate in light of the Fund’s specific circumstances; and
•	any material changes to the LRM Program.
In addition, HFMC provides a quarterly report on the LRM Program at each quarterly meeting of the Board’s Compliance and Risk Oversight Committee. The quarterly report included information regarding the Fund’s liquidity as measured by established parameters, a summary of developments within the capital markets that may impact liquidity, and other factors that may impact liquidity. Among other things, HFMC reports any changes to the Fund’s HLIM.
During the Reporting Period, HFMC did not reduce the HLIM for the Fund. During the Reporting Period, the Fund paid redemptions and settled security transactions in cash and/or in kind and on time without requiring any borrowing under the line of credit or the interfund lending program. In addition, there were no reportable breaches of the liquidity risk management parameters.
Based on its review and assessment, HFMC has concluded that the LRM Program is operating effectively to assess and manage the liquidity risk of the Fund and that the LRM Program has been and continues to be adequately and effectively implemented with respect to the Fund. Because liquidity in the capital markets in which the Fund invests is beyond the control of the Fund, there can be no assurance that the LRM Program will ensure liquidity under all circumstances and does not protect against the risk of loss.

25

Hartford Quality Value ETF
Trustees and Officers of the Trust (Unaudited)

NAME, YEAR OF BIRTH AND ADDRESS(1)	POSITION HELD WITH THE COMPANY	TERM OF OFFICE(2) AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX(3) OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS FOR PUBLIC COMPANIES AND OTHER REGISTERED INVESTMENT COMPANIES HELD BY TRUSTEE
NON-INTERESTED TRUSTEES
HILARY E. ACKERMANN (1956)	Trustee	Since 2017	Ms. Ackermann served as Chief Risk Officer at Goldman Sachs Bank USA from October 2008 to November 2011.	81	Ms. Ackermann served as a Director of Dynegy, Inc. from October 2012 until its acquisition by Vistra Energy Corporation ("Vistra") in 2018, and since that time she has served as a Director of Vistra.
ROBIN C. BEERY (1967)	Trustee	Since 2016	Ms. Beery has served as a consultant to ArrowMark Partners (an alternative asset manager) since March of 2015 and since November 2018 has been employed by ArrowMark Partners as a Senior Advisor. Previously, she was Executive Vice President, Head of Distribution, for Janus Capital Group, and Chief Executive Officer and President of the Janus Mutual Funds (a global asset manager) from September 2009 to August 2014.	81	Ms. Beery serves as an independent Director of UMB Financial Corporation (January 2015 to present), has chaired the Compensation Committee since April 2017, and has been a member of the Compensation Committee and the Risk Committee since January 2015.
DERRICK D. CEPHAS (1952)	Trustee	Since 2020	Mr. Cephas currently serves as Of Counsel to Squire Patton Boggs LLP, an international law firm with 45 offices in 20 countries. Until his retirement in October 2020, Mr. Cephas was a Partner of Weil, Gotshal & Manges LLP, an international law firm headquartered in New York, where he served as the Head of the Financial Institutions Practice (April 2011 to October 2020).	81	Mr. Cephas currently serves as a Director of Claros Mortgage Trust, Inc., a real estate investment trust and is a member of the Compensation Committee and the Nominating and Governance Committee.
CHRISTINE R. DETRICK (1958)	Trustee and Chair of the Board	Trustee since 2017; Chair of the Board since 2021	From 2002 until 2012, Ms. Detrick was a Senior Partner, Leader of the Financial Services Practice, and a Senior Advisor at Bain & Company (“Bain”). Before joining Bain, she served in various senior management roles for other financial services firms and was a consultant at McKinsey and Company.	81	Ms. Detrick currently serves as a Director of Charles River Associates (May 2020 to present); currently serves as a Director of Capital One Financial Corporation (since November 2021); and currently serves as a Director of Altus Power, Inc (since December 2021).
JOHN J. GAUTHIER (1961)	Trustee	Since 2022	Mr. Gauthier currently is the Principal Owner of JJG Advisory, LLC, an investment consulting firm, and Co-Founder and Principal Owner of Talcott Capital Partners (a placement agent for investment managers serving insurance companies). From 2008 to 2018, Mr. Gauthier served as a Senior Vice President (2008-2010), Executive Vice President (2010-2012), and President (2012-2018) of Allied World Financial Services (a global provider of property, casualty and specialty insurance and reinsurance solutions).	81	Mr. Gauthier serves as a Director of Reinsurance Group of America, Inc. (from 2018 to present) and chairs the Investment Committee and is a member of the Audit and Risk Committees.
ANDREW A. JOHNSON (1962)	Trustee	Since 2020	Mr. Johnson currently serves as a Diversity and Inclusion Advisor at Neuberger Berman, a private, global investment management firm. Prior to his current role, Mr. Johnson served as Chief Investment Officer and Head of Global Investment Grade Fixed Income at Neuberger Berman (January 2009 to December 2018).	81	Mr. Johnson currently serves as a Director of AGNC Investment Corp., a real estate investment trust.
PAUL L. ROSENBERG (1953)	Trustee	Since 2020	Mr. Rosenberg is a Partner of The Bridgespan Group, a global nonprofit consulting firm that is a social impact advisor to nonprofits, non-governmental organizations, philanthropists and institutional investors (October 2007 to present).	81	None
26

Hartford Quality Value ETF
Trustees and Officers of the Trust (Unaudited) – (continued)

NAME, YEAR OF BIRTH AND ADDRESS(1)	POSITION HELD WITH THE COMPANY	TERM OF OFFICE(2) AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX(3) OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS FOR PUBLIC COMPANIES AND OTHER REGISTERED INVESTMENT COMPANIES HELD BY TRUSTEE
DAVID SUNG (1953)	Trustee	Since 2016	Mr. Sung was a Partner at Ernst & Young LLP from October 1995 to July 2014.	81	Mr. Sung serves as a Trustee of Ironwood Institutional Multi-Strategy Fund, LLC and Ironwood Multi-Strategy Fund, LLC (October 2015 to present).
OFFICERS AND INTERESTED TRUSTEE
JAMES E. DAVEY(4) (1964)	Trustee, President and Chief Executive Officer	Trustee since 2017; President and Chief Executive Officer since 2017	Mr. Davey serves as Executive Vice President of The Hartford Financial Services Group, Inc. Mr. Davey has served in various positions within The Hartford and its subsidiaries and joined The Hartford in 2002. Additionally, Mr. Davey serves as Director, Chairman, President, and Senior Managing Director for Hartford Funds Management Group, Inc. ("HFMG"). Mr. Davey also serves as President, Manager, Chairman of the Board, and Senior Managing Director for Hartford Funds Management Company, LLC (“HFMC”); Manager, Chairman of the Board, and President of Lattice Strategies LLC (“Lattice”); Chairman of the Board, Manager, and Senior Managing Director of Hartford Funds Distributors, LLC (“HFD”); and Chairman of the Board, President and Senior Managing Director of Hartford Administrative Services Company (“HASCO”), each of which is an affiliate of HFMG.	81	None
AMY N. FURLONG (1979)	Vice President	Since 2018	Ms. Furlong serves as Vice President and Assistant Treasurer of HFMC (since September 2019). From 2018 through March 15, 2021, Ms. Furlong served as the Treasurer of the Trust and resumed her position as Treasurer from January 9, 2023 through September 10, 2023. Ms. Furlong has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Ms. Furlong joined The Hartford in 2004.	N/A	N/A
WALTER F. GARGER (1965)	Vice President and Chief Legal Officer	Since 2016	Mr. Garger serves as Secretary, Managing Director and General Counsel of HFMG, HFMC, HFD, and HASCO (since 2013). Mr. Garger also serves as Secretary and General Counsel of Lattice (since July 2016). Mr. Garger has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Garger joined The Hartford in 1995.	N/A	N/A
THEODORE J. LUCAS (1966)	Vice President	Since 2017	Mr. Lucas serves as Executive Vice President of HFMG (since July 2016) and as Executive Vice President of Lattice (since June 2017). Previously, Mr. Lucas served as Managing Partner of Lattice (2003 to 2016).	N/A	N/A
JOSEPH G. MELCHER (1973)	Vice President, Chief Compliance Officer and AML Compliance Officer	Vice President and Chief Compliance Officer since 2016; AML Compliance Officer since August 1, 2022	Mr. Melcher serves as Executive Vice President of HFMG and HASCO (since December 2013). Mr. Melcher also serves as Executive Vice President (since December 2013) and Chief Compliance Officer (since December 2012) of HFMC, serves as Executive Vice President and Chief Compliance Officer of Lattice (since July 2016), serves as Executive Vice President of HFD (since December 2013), and has served as President and Chief Executive Officer of HFD (from April 2018 to June 2019).	N/A	N/A
VERNON J. MEYER (1964)	Vice President	Since 2016	Mr. Meyer serves as Managing Director and Chief Investment Officer of HFMC and Managing Director of HFMG (since 2013). Mr. Meyer also serves as Senior Vice President-Investments of Lattice (since March 2019). Mr. Meyer has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Meyer joined The Hartford in 2004.	N/A	N/A
27

Hartford Quality Value ETF
Trustees and Officers of the Trust (Unaudited) – (continued)

NAME, YEAR OF BIRTH AND ADDRESS(1)	POSITION HELD WITH THE COMPANY	TERM OF OFFICE(2) AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX(3) OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS FOR PUBLIC COMPANIES AND OTHER REGISTERED INVESTMENT COMPANIES HELD BY TRUSTEE
ALICE A. PELLEGRINO (1960)	Vice President and Assistant Secretary	Since 2016	Ms. Pellegrino is Deputy General Counsel for HFMG (since April 2022) and currently serves as Vice President of HFMG (since December 2013). Ms. Pellegrino also serves as Vice President and Assistant Secretary of Lattice (since June 2017). Ms. Pellegrino has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Ms. Pellegrino joined The Hartford in 2007.	N/A	N/A
ANKIT PURI (1984)	Vice President and Treasurer	Effective September 11, 2023	Effective September 11, 2023, Mr. Puri serves as Vice President and Treasurer of the Trust. Prior to joining HFMC in 2023, Mr. Puri was a Fund Accounting Director, Investment Management Services, at SEI Investments (July 2021 through August 2023), an Associate Director, Fund Accounting Policy at The Vanguard Group (September 2020 to June 2021), and served in various positions at Ernst & Young LLP (October 2014 through September 2020).	N/A	N/A
THOMAS R. PHILLIPS (1960)	Vice President and Secretary	Since 2017	Mr. Phillips is Deputy General Counsel for HFMG and currently serves as a Senior Vice President (since June 2021) and Assistant Secretary (since June 2017) for HFMG. Mr. Phillips also serves as Vice President of HFMC (since June 2021). Prior to joining HFMG in 2017, Mr. Phillips was a Director and Chief Legal Officer of Saturna Capital Corporation from 2014–2016. Prior to that, Mr. Phillips was a Partner and Deputy General Counsel of Lord, Abbett & Co. LLC.	N/A	N/A

(1)	The address for each officer and Trustee is c/o Hartford Funds 690 Lee Road, Wayne, Pennsylvania 19087.
(2)	Term of Office: Each Trustee holds an indefinite term until the Trustee's retirement, which must be no later than December 31 of the year in which the Trustee turns 75 years of age, or the Trustee's resignation, removal, or death prior to the Trustee's retirement. Each Fund officer generally serves until his or her resignation, removal, or death.
(3)	The portfolios of the “Fund Complex” are the Hartford Schroders Private Opportunities Fund and the operational series of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., Hartford HLS Series Fund II, Inc., Lattice Strategies Trust, and Hartford Funds Exchange-Traded Trust.
(4)	“Interested person,” as defined in the 1940 Act, of the Trust because of the person’s affiliation with, or equity ownership of, HFMC, HFD or affiliated companies.
28

Hartford Quality Value ETF

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information about how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 are available (1) without charge, upon request, by calling  800-456-7526 and (2) on the SEC’s website at http://www.sec.gov.
QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s portfolio holdings filed as an exhibit to Form N-PORT for the most recent first and third quarter of the Fund’s fiscal year are available (1) without charge, upon request, by calling 800-456-7526, (2) on the Fund's website, hartfordfunds.com, and (3) on the SEC’s website at http://www.sec.gov.
29

Hartford Quality Value ETF
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited)

Hartford Funds Exchange-Traded Trust
Hartford Quality Value ETF
(the "Fund")
The Fund is a newly-organized investment portfolio of Hartford Funds Exchange-Traded Trust (the “Trust”) and successor to a corresponding series of The Hartford Mutual Funds II, Inc. (the “Predecessor Fund”) pursuant to a reorganization consummated on October 13, 2023. The Fund has an investment objective and strategy substantially similar to those of its Predecessor Fund.
Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each registered investment company’s board of trustees, including a majority of those trustees who are not “interested persons” of the investment company, as defined in the 1940 Act (the “Independent Trustees”), initially approve, and annually review and consider the continuation of, the investment company’s investment management and sub-advisory agreements. At its meeting held on May 9-10, 2023, the Board of Trustees (the “Board”) of the Trust, including the Independent Trustees, unanimously voted to approve (i) an amendment to the investment management agreement by and between Hartford Funds Management Company, LLC (“HFMC”) and the Trust on behalf of the Fund (the “Investment Management Agreement”); and (ii) an amendment to the investment sub-advisory agreement (the “Sub-Advisory Agreement” and together with the Investment Management Agreement, the “Agreements”) by and between HFMC and Wellington Management Company LLP (“Wellington” or the “Sub-adviser,” and together with HFMC, the “Advisers”), with respect to the Fund.
Prior to approving the Agreements, the Board requested and reviewed written responses from the Advisers to questions posed to the Advisers on behalf of the Independent Trustees and supporting materials relating to those questions and responses. In addition, the Board and Investment Committee considered the materials and presentations from representatives of the Advisers received at meetings held on February 15-16, 2023 and May 9-10, 2023 regarding the Fund and its investment strategies. The members of the Board also considered the materials and presentations by Fund officers and representatives of HFMC received at the Board’s meeting on May 9-10, 2023 concerning the Agreements.
In determining whether to approve the Agreements for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate through the exercise of their reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to approve the Agreements was based on a comprehensive consideration of all information provided to the Board with respect to the approval of the Agreements. The Board was also furnished with an analysis of its fiduciary obligations in connection with its evaluation of the Agreements. Throughout the evaluation process, the Board was assisted by counsel for the Fund and the Independent Trustees were also separately assisted by independent legal counsel. In connection with their deliberations, the Independent Trustees met separately with independent legal counsel in executive session to consider their responsibilities under relevant laws and regulations and to discuss the materials presented and other matters deemed relevant to their consideration of the approval of the Agreements. A more detailed summary of the important, but not necessarily all, factors the Board considered with respect to its approval of the Agreements is provided below.
Nature, Extent and Quality of Services to be Provided by the Advisers
The Board requested and considered information concerning the nature, extent and quality of the services to be provided to the Fund by the Advisers. The Board considered, among other things, the terms of the Agreements and the range of services to be provided by the Advisers. The Board considered each Adviser’s organizational structure, systems and personnel. The Board also considered each Adviser’s reputation and overall financial strength, and the Board’s past experience with each Adviser with respect to the services each Adviser provides to other funds managed by HFMC and its affiliates (the “Hartford funds”). The Board considered that HFMC has been advising actively managed exchange-traded funds (“ETFs”) since 2017 and HFMC has extensive experience advising actively managed mutual funds. In addition, the Board considered the quality of each Adviser’s communications with the Board and responsiveness to Board inquiries and requests made from time to time with respect to the Hartford funds.
With respect to HFMC, the Board noted that, under the Investment Management Agreement, HFMC would be responsible for the management of the Fund, including oversight of fund operations and service providers. The Board also noted that HFMC would provide investment management and administrative services to the Fund in connection with selecting, monitoring and supervising the Sub-adviser, and that HFMC had recommended to the Board that the Sub-adviser be appointed as the sub-adviser to the Fund. In this regard, the Board evaluated information about the nature and extent of responsibilities retained and risks assumed by HFMC that were not delegated to or assumed by the Sub-adviser. The Board considered the proposed services to be provided by HFMC and, in its consideration of these services, the Board noted HFMC’s ongoing monitoring of people, process and performance, including its quarterly reviews of each of the Hartford funds, semi-annual meetings with the leaders of each Hartford fund’s portfolio management team, and ongoing oversight of the Hartford funds’ portfolio managers. The Board noted that HFMC has demonstrated a record
30

Hartford Quality Value ETF
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

of initiating changes to the portfolio management and/or investment strategies of the Hartford funds when warranted. The Board considered that HFMC would oversee the Sub-adviser’s investment approach and results, process for monitoring best execution of portfolio trades and other trading operations by the Sub-adviser, and approach to risk management with respect to the Fund. The Board also considered that HFMC would oversee the Fund’s compliance with its investment objective and policies as well as with applicable laws and regulations. Moreover, the Board considered that HFMC would oversee potential conflicts of interest between the Fund’s investments and those of other funds or accounts, if any, managed by the Fund’s portfolio management personnel. In addition, the Board considered that HFMC or its affiliates would be responsible for providing the Fund’s officers.
With respect to the Sub-adviser, which would be responsible for the daily investment of the assets of the Fund, subject to oversight by HFMC, the Board considered, among other things, the Sub-adviser’s investment personnel, investment philosophy and process, investment research capabilities and resources, performance record, trade execution capabilities and experience, including with respect to environmental, social and/or governance (ESG) investing. The Board considered the experience of the Fund’s proposed portfolio managers, the number of accounts managed by the portfolio managers, and the Sub-adviser’s method for compensating the portfolio managers. The Board also considered the Sub-adviser’s succession planning practices to ensure continuity of portfolio management services to be provided to the Fund and HFMC’s oversight of these practices.
The Board also considered information previously provided by the Advisers regarding their compliance policies and procedures and compliance history, and received a representation from the Hartford funds’ Chief Compliance Officer that the written compliance policies and procedures of each of HFMC and the Sub-adviser are reasonably designed to prevent violations of the federal securities laws. In addition, the Board considered HFMC’s representation that it did not anticipate making any material changes to HFMC’s and the Hartford funds’ compliance program as a result of the addition of the Fund.
The Board considered the benefits to the Fund’s future shareholders of being part of the family of Hartford funds. The Board considered HFMC’s efforts to provide investors in the Hartford funds with a broad range of investment styles and asset classes and the assumption of entrepreneurial and other risks by HFMC in sponsoring and providing ongoing services to new funds to expand these opportunities for shareholders. The Board considered the special attributes of the Fund as an exchange-traded fund relative to mutual funds and the benefits that are expected to be realized from such a structure. The Board also considered the resources committed by HFMC and its affiliates to support the ongoing operations of the Fund. In addition, the Board considered the secondary market support services to be provided by HFMC to the Fund, including HFMC’s expected efforts to educate investment professionals about the Fund and other ETFs managed by HFMC.
In considering the foregoing information, the Board evaluated not only the information presented to the Board in connection with its consideration of the Agreements, but also the Board’s experience through past interactions with HFMC and the Sub-adviser. Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services to be provided to the Fund by HFMC and the Sub-adviser.
Performance of the Fund and the Advisers
The Board considered the investment performance of the Sub-adviser and its portfolio management team, including, for purposes of considering the investment skill and experience of the Fund’s portfolio managers, the performance of the Predecessor Fund. The Board noted that the Predecessor Fund had been managed by the Sub-adviser and the same portfolio managers as those proposed for the Fund. The Board reviewed the performance and track record of the Predecessor Fund, recognizing that the Fund was expected to assume the performance history of the Predecessor Fund. HFMC also provided additional information about the portfolio management team’s investment experience and its investment philosophy and process.
Based on these considerations, the Board concluded that it was satisfied that HFMC and the Sub-adviser have the capability of providing satisfactory investment performance for the Fund.
Costs of the Services and Profitability of the Advisers
In considering the proposed advisory and sub-advisory fee schedules for the Fund, the Board reviewed information regarding HFMC’s estimated costs to provide investment management and related services to the Fund and the estimated profitability to HFMC from the investment management and related services to be provided to the Fund. In evaluating HFMC’s estimated profitability with respect to the Fund, the Board also considered HFMC’s representation that the level of estimated profitability of the Fund, taking into consideration the revenue and expenses of the Fund, was fair and reasonable based on the nature and quality of the services to be provided to shareholders. The Board received information about the estimated profitability to HFMC of managing the Fund based on the level of assets of the Predecessor Fund that are expected to be reorganized into the Fund. The Board also noted that the actual profitability to HFMC of managing the Fund would depend on the growth of the Fund’s assets under
31

Hartford Quality Value ETF
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

management. The Board considered representations from HFMC and Wellington that the Sub-adviser’s fees were negotiated at arm’s length and that the sub-advisory fees would be paid by HFMC and not the Fund. Accordingly, the Board concluded that the profitability of the Sub-adviser is a less relevant factor with respect to the Board’s consideration of the Fund’s Sub-Advisory Agreement.
Based on these considerations, the Board concluded that the profits anticipated to be realized by HFMC and its affiliates from their relationships with the Fund would not be excessive.
Comparison of Fees and Services to be Provided by the Advisers
The Board considered comparative information with respect to the services to be rendered to and the management fees to be paid by the Fund to HFMC and the estimated total expense ratio of the Fund. The Board considered that, unlike the Predecessor Fund, the Fund has a proposed unitary fee structure whereby HFMC would pay all expenses of the Trust, except for: (i) interest and taxes; (ii) brokerage expenses and other expenses (such as stamp taxes) connected with the execution of portfolio transactions or in connection with creation and redemption transactions; (iii) legal fees or expenses in connection with any arbitration, litigation or pending or threatened arbitration or litigation, including any settlements in connection therewith; (iv) extraordinary expenses; (v) any distribution fees and expenses paid by the Trust under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act; (vi) acquired fund fees and expenses; and (vii) the advisory fee payable to HFMC. The Board noted that HFMC would bear the risk that Fund operating costs may increase over time. The Board also considered the proposed sub-advisory fees to be paid by HFMC to Wellington with respect to the Fund. In this regard, the Board requested and reviewed information from HFMC and Wellington relating to the proposed management and sub-advisory fees, including the sub-advisory fee schedule for the Fund and the amount of the management fee to be retained by HFMC, and estimated total operating expenses for the Fund. The Board also reviewed information comparing the Fund’s proposed contractual management fees and estimated total expense ratio relative to an appropriate group of funds (the “Peer Group”) selected from the relevant peer universe identified by Broadridge Financial Solutions, Inc., an independent provider of investment company data. As part of this review, the Board considered the composition of the Peer Group and the methodology used to select the Peer Group, which included input from an independent financial services consultant engaged by the Independent Trustees to assist them in evaluating the Fund’s proposed management fees and estimated total expense ratios. The Board considered the inherent limitations of such comparisons in light of uncertainty as to how the fees of other funds in the Peer Group are set and potentially material differences between the Fund and its Peer Group.
In considering the reasonableness of the Fund’s proposed management and sub-advisory fees and estimated total expense ratios, the Board considered that the Fund’s proposed contractual management fee was below the average and median of its Peer Group for all asset levels. The Board further considered that the Fund’s proposed contractual management fee fell within the 2nd quintile of its Peer Group at asset levels up to $1 billion and within the 1st quintile of its Peer Group at asset levels over $1 billion. The Board also considered that the Fund’s estimated total expense ratio was within the 2nd quintile of its Peer Group.
The Board received information regarding fees charged by HFMC to the Predecessor Fund and to other Hartford funds that are actively managed exchange-traded funds. The Board noted that the Fund’s proposed management fee schedule is the same as that of the Predecessor Fund. The Board reviewed information about structural, operational and other differences between the Fund and the Predecessor Fund, including differences in the fee structure for each type of product, the services provided to each type of product and differences in the marketplace in which each type of product must compete. The Board also received information regarding fees charged by the Sub-adviser to any other clients with investment strategies similar to those of the Fund, including institutional separate account clients. The Board considered the explanations provided by the Sub-adviser about any differences between the Sub-adviser’s services to the Fund and the services it provides to other types of clients. In this regard, the Board reviewed information about the generally broader scope of services and compliance, reporting and other legal burdens and risks of managing registered funds compared with those associated with managing assets of non-registered fund clients such as institutional separate accounts.
Based on these considerations, the Board concluded that the Fund’s proposed fees and estimated total operating expenses, in conjunction with the information about quality of services, profitability, economies of scale, and other matters considered, were reasonable in light of the services to be provided.
Economies of Scale
The Board considered information regarding economies of scale, including the extent to which economies of scale may be realized as the Fund grows and whether the Fund’s corresponding fee levels reflect these economies of scale for the benefit of the Fund’s future shareholders. The Board also considered that any economies of scale in respect of the management of the Fund would benefit HFMC due to the unitary fee structure of the Fund, but that the unitary fee protects shareholders from a rise in operating costs and/or a decline in Fund assets and is a transparent means of informing the Fund’s shareholders of the fees associated with the Fund. The Board reviewed the breakpoints in the proposed management fee schedule for the
32

Hartford Quality Value ETF
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

Fund, which would reduce the fee rate if and when Fund assets grow past certain thresholds. The Board noted that HFMC proposed the same breakpoints in the management fee schedule for the Fund as those in the management fee schedule for the Predecessor Fund. The Board considered HFMC’s representation that the Fund could be expected to share in the benefits from some economies of scale as assets in the Fund grow. The Board recognized that a fund with assets beyond the highest breakpoint level would continue to benefit from economies of scale because additional assets are charged the lowest breakpoint fee resulting in lower effective management fee rates. The Board also recognized that a fee schedule that reaches a breakpoint at a lower asset level provides shareholders with the benefit of anticipated or potential economies of scale. The Board recognized that there is no uniform methodology for establishing breakpoints or uniform pattern in asset levels that trigger breakpoints or the amounts of breakpoints triggered. The Board also considered that HFMC has been active in managing expenses for the Hartford funds in recent years, which has resulted in benefits being realized by shareholders. In addition, the Board considered that initially setting competitive fee rates and pricing the Fund to scale at inception are other means of sharing potential economies of scale with shareholders.
After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale, if any, would be shared for the benefit of the Fund’s future shareholders. The Board noted, however, that it would continue to monitor any future growth in the Fund’s assets and the appropriateness of additional management fee breakpoints or other methods to share benefits from economies of scale as part of its future review of the Agreements.
Other Benefits
The Board considered other benefits to the Advisers and their affiliates from their relationships with the Fund.
  *  *  *   *
Based upon the review of the factors summarized above, among others, the Board concluded that it is in the best interests of the Fund for the Board to approve the Agreements. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves.
33

THIS PRIVACY POLICY IS NOT PART OF THIS REPORT
Customer Privacy Notice
The Hartford Financial Services Group, Inc. and Affiliates*
(herein called “we, our, and us”)
This Privacy Policy applies to our United States Operations
We value your trust. We are committed to the responsible:
a)	management;
b)	use; and
c)	protection;
of Personal Information.
This notice describes how we collect, disclose, and protect Personal Information.
We collect Personal Information to:
a)	service your Transactions with us; and
b)	support our business functions.
We may obtain Personal Information from:
a)	You;
b)	your Transactions with us; and
c)	third parties such as a consumer-reporting agency.
Based on the type of product or service You apply for or get from us, Personal Information such as:
a)	your name;
b)	your address;
c)	your income;
d)	your payment; or
e)	your credit history;
may be gathered from sources such as applications, Transactions, and consumer reports.
To serve You and service our business, we may share certain Personal Information.
We will share Personal Information, only as allowed by law, with affiliates such as:
a)	our insurance companies;
b)	our employee agents;
c)	our brokerage firms; and
d)	our administrators.
As allowed by law, we may share Personal Financial Information with our affiliates to:
a)	market our products; or
b)	market our services;
to You without providing You with an option to prevent these disclosures.
We may also share Personal Information, only as allowed by law, with unaffiliated third parties including:
a)	independent agents;
b)	brokerage firms;
c)	insurance companies;
d)	administrators; and
e)	service providers;
who help us serve You and service our business.
When allowed by law, we may share certain Personal Financial Information with other unaffiliated third parties who assist us by performing services or functions such as:
a)	taking surveys;
b)	marketing our products or services; or
c)	offering financial products or services under a joint agreement between us and one or more financial institutions.
We, and third parties we partner with, may track some of the pages You visit through the use of:
a)	cookies;
b)	pixel tagging; or
c)	other technologies;
and currently do not process or comply with any web browser’s “do not track” signal or other similar mechanism that indicates a request to disable online tracking of individual users who visit our websites or use our services.
For more information, our Online Privacy Policy, which governs information we collect on our website and our affiliate websites, is available at https://www.thehartford.com/online-privacy-policy.
We will not sell or share your Personal Financial Information with anyone for purposes unrelated to our business functions without offering You the opportunity to:
a)	“opt-out;” or
b)	“opt-in;”
as required by law.
We only disclose Personal Health Information with:
a)	your authorization; or
b)	as otherwise allowed or required by law.
Our employees have access to Personal Information in the course of doing their jobs, such as:
a)	underwriting policies;
b)	paying claims;
c)	developing new products; or
d)	advising customers of our products and services.

We use manual and electronic security procedures to maintain:
a)	the confidentiality; and
b)	the integrity of;
Personal Information that we have. We use these procedures to guard against unauthorized access.
Some techniques we use to protect Personal Information include:
a)	secured files;
b)	user authentication;
c)	encryption;
d)	firewall technology; and
e)	the use of detection software.
We are responsible for and must:
a)	identify information to be protected;
b)	provide an adequate level of protection for that data; and
c)	grant access to protected data only to those people who must use it in the performance of their job-related duties.
Employees who violate our privacy policies and procedures may be subject to discipline, which may include termination of their employment with us.
We will continue to follow our Privacy Policy regarding Personal Information even when a business relationship no longer exists between us.
As used in this Privacy Notice:
Application means your request for our product or service.
Personal Financial Information means financial information such as:
a)	credit history;
b)	income;
c)	financial benefits; or
d)	policy or claim information.
Personal Financial Information may include Social Security Numbers, Driver’s license numbers, or other government-issued identification numbers, or credit, debit card, or bank account numbers.
Personal Health Information means health information such as:
a)	your medical records; or
b)	information about your illness, disability or injury.
Personal Information means information that identifies You personally and is not otherwise available to the public. It includes:
a)	Personal Financial Information; and
b)	Personal Health Information.
Transaction means your business dealings with us, such as:
a)	your Application;
b)	your request for us to pay a claim; and
c)	your request for us to take an action on your account.
You means an individual who has given us Personal Information in conjunction with:
a)	asking about;
b)	applying for; or
c)	obtaining;
a financial product or service from us if the product or service is used mainly for personal, family, or household purposes.
If you have any questions or comments about this privacy notice, please feel free to contact us at The Hartford – Consumer Rights and Privacy Compliance Unit, One Hartford Plaza, Mail Drop: HO1-09, Hartford, CT 06155, or at ConsumerPrivacyInquiriesMailbox@thehartford.com.
This Customer Privacy Notice is being provided on behalf of The Hartford Financial Services Group, Inc. and its affiliates (including the following as of February 2023), to the extent required by the Gramm-Leach-Bliley Act and implementing regulations:
1stAGChoice, Inc.; Access CoverageCorp, Inc.; Access CoverageCorp Technologies, Inc.; Business Management Group, Inc.; Cervus Claim Solutions, LLC; First State Insurance Company; FTC Resolution Company LLC; Hart Re Group L.L.C.; Hartford Accident and Indemnity Company; Hartford Administrative Services Company; Hartford Casualty General Agency, Inc.; Hartford Casualty Insurance Company; Hartford Fire General Agency, Inc.; Hartford Fire Insurance Company; Hartford Funds Distributors, LLC; Hartford Funds Management Company, LLC; Hartford Funds Management Group, Inc.; Hartford Holdings, Inc.; Hartford Insurance Company of Illinois; Hartford Insurance Company of the Midwest; Hartford Insurance Company of the Southeast; Hartford Insurance, Ltd.; Hartford Integrated Technologies, Inc.; Hartford Investment Management Company; Hartford Life and Accident Insurance Company; Hartford Lloyd’s Corporation; Hartford Lloyd’s Insurance Company; Hartford Management, Ltd.; Hartford Productivity Services LLC; Hartford of the Southeast General Agency, Inc.; Hartford of Texas General Agency, Inc.; Hartford Residual Market, L.C.C.; Hartford Specialty Insurance Services of Texas, LLC; Hartford STAG Ventures LLC; Hartford Strategic Investments, LLC; Hartford Underwriters General Agency, Inc.; Hartford Underwriters Insurance Company; Heritage Holdings, Inc.; Heritage Reinsurance Company, Ltd.; HLA LLC; Horizon Management Group, LLC; HRA Brokerage Services, Inc.; Lattice Strategies LLC; Maxum Casualty Insurance Company; Maxum Indemnity Company; Maxum Specialty Services Corporation; Millennium Underwriting Limited; MPC Resolution Company LLC; Navigators (Asia) Limited; Navigators Corporate Underwriters Limited; Navigators Holdings (UK) Limited; Navigators Insurance Company; Navigators International Insurance Company Ltd.; Navigators Management Company, Inc.; Navigators Management (UK) Limited; Navigators Specialty Insurance Company; Navigators Underwriting Agency Limited; Navigators Underwriting Limited; New England Insurance Company; New England Reinsurance Corporation; New Ocean Insurance Co., Ltd.; NIC Investments (Chile) SpA; Nutmeg Insurance Agency, Inc.; Nutmeg Insurance Company; Pacific Insurance Company, Limited; Property and Casualty Insurance Company of Hartford; Sentinel Insurance Company, Ltd.; The Navigators Group, Inc.; Trumbull Flood Management, L.L.C.; Trumbull Insurance Company; Twin City Fire Insurance Company; Y-Risk, LLC.
Revised February 2023

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This report is submitted for the general information of the shareholders of the Hartford Quality Value ETF (the "Fund"). It is not authorized for distribution to persons who are not shareholders of the Fund unless preceded or accompanied by a current prospectus for the Fund. Nothing herein contained is to be considered an offer of sale or a solicitation of an offer to buy shares of the Fund.
The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.
Investors should carefully consider the Fund’s investment objectives, risks, charges and expenses. This and other important information is contained in the Fund’s prospectus and summary prospectus, which can be obtained by visiting hartfordfunds.com. Please read it carefully before investing.
Hartford Funds Management Company, LLC (HFMC) is the investment manager for the Fund. The Fund is sub-advised by Wellington Management Company LLP (Wellington). The Fund is distributed by ALPS Distributors, Inc., which is not affiliated with Wellington or HFMC.
ETFAR-QV23    12/23     Printed in the U.S.A.

(b)	Not applicable.

Item 2. Code of Ethics.

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description. The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions. A copy of the code of ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the registrant (the “Board”) has designated David Sung as an Audit Committee Financial Expert. Mr. Sung is considered by the Board to be an independent trustee.

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees: The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were:

$21,783 for the fiscal year ended October 31, 2023; $228,165 for the fiscal year ended July 31, 2023.

(b)

Audit-Related Fees: The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were:

$17,000 for the fiscal year ended October 31, 2023; $0 for the fiscal year ended July 31, 2023. Audit-related services are principally in connection with consents for the registration statements relating to the Fund reorganization.

(c)

Tax Fees: The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were:

$4,314 for the fiscal year ended October 31, 2023; $64,750 for the fiscal year ended July 31, 2023. Tax-related services are principally in connection with, but not limited to, general tax compliance services and excise tax review.

(d)

All Other Fees: The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were:

$51 for the fiscal year ended October 31, 2023; $635 for the fiscal year ended July 31, 2023. These fees were principally in connection with, but not limited to, general audit related products and services and an accounting research tool subscription.

(e)

(1)   The Pre-Approval Policies and Procedures (the “Policy”) adopted by the Audit Committee of the registrant (also, the “Fund”) sets forth the procedures pursuant to which services performed by the independent registered public accounting firm for the registrant may be pre-approved. The following summarizes the pre-approval requirements under the Policy.

a.   The Audit Committee must pre-approve all audit services and non-audit services that the independent registered public accounting firm provides to the Fund.

b.  The Audit Committee must pre-approve any engagement of the independent registered public accounting firm to provide non-audit services to any Service Affiliate (which is defined to include any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Fund) during the period of the independent registered public accounting firm’s engagement to provide audit services to the Fund, if the non-audit services to the Service Affiliate directly impact the Fund’s operations and financial reporting.

c.   The Audit Committee, from time to time, may designate one or more of its members who are Independent Directors (each a “Designated Member”) to consider, on the Audit Committee’s behalf, any non-audit services, whether to the Fund or to any Service Affiliate, that have not been pre-approved by the Audit Committee. The Designated Member also shall review, on the Audit Committee’s behalf, any proposed material change in the nature or extent of any non-audit services previously approved. In considering any requested non-audit services or proposed material change in such services, the Designated Member shall not authorize services which would exceed $50,000 in fees for such services.

d.  The independent registered public accounting firm may not provide specified prohibited non-audit services set forth in the Policy to the Fund, the Fund’s investment adviser, the Service Affiliates or any other member of the investment company complex.

(e)

(2)   One hundred percent of the services described in items 4(b) through 4(d) were approved in accordance with the Audit Committee’s Pre-Approval Policy. As a result, none of such services was approved pursuant to paragraph (c)(7)(i)(c) of Rule 2-01 of Regulation S-X.

(f)

Less than 50% of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the year ended October 31, 2023, were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were:

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant: $21,365 for the fiscal year ended October 31, 2023; $65,385 for the fiscal year ended July 31, 2023.

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser was $121,199 for the fiscal year ended October 31, 2023 and $121,199 for the fiscal year ended July 31, 2023.

(h)

The registrant’s audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

(i)	Not applicable.
(j)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

(a)

The Registrant has an audit committee that was established by the Board of Trustees of the Registrant in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The members of the Registrant’s Audit Committee are Hilary E. Ackermann, Derrick D. Cephas, Paul L. Rosenberg, and David Sung.

(b)	Not applicable.

Item 6. Investments.

(a)	The Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the annual report filed under Item 1 of this form.
(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are generally effective to provide reasonable assurance, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Code of Ethics is filed herewith.
(a)(2)

Separate certifications for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.
(a)(4)	Not applicable.
(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

HARTFORD FUNDS EXCHANGE-TRADED TRUST
Date: January 2, 2024	By:	/s/ James E. Davey
James E. Davey
President and Chief Executive Officer

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Date: January 2, 2024	By:	/s/ James E. Davey
James E. Davey
President and Chief Executive Officer
Date: January 2, 2024	By:	/s/ Ankit Puri
Ankit Puri
Treasurer
(Principal Financial Officer and Principal Accounting Officer)